[FRONT COVER]

[COVER GRAPHICS OF ACORN, COLUMN, GRADUATION CAP, AND INTERLOCKED HANDS]


Semi-Annual Report
April 30, 2000


Galaxy Tax Exempt Bond Funds



Galaxy Funds

Galaxy Tax-Exempt Bond Fund

Galaxy New Jersey Municipal
Bond Fund

Galaxy New York Municipal
Bond Fund

Galaxy Connecticut Municipal
Bond Fund

Galaxy Massachusetts Municipal
Bond Fund

Galaxy Rhode Island Municipal
Bond Fund



                                                             [GALAXY FUNDS LOGO]

CHAIRMAN'S MESSAGE

Dear Shareholder:

     Enclosed is the semi-annual report for the Galaxy Tax-Exempt Bond Funds that covers the six months ended April 30, 2000. The report includes a Market Overview that explains the different economic and market factors influencing municipal bond investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of April 30, 2000 appear at the end of the report.

     U.S. growth remained strong over the past six months, surprising most observers, but inflation remained relatively moderate. Concerned that the robust pace of growth would eventually cause higher inflation, the Federal Reserve (the "Fed") imposed three hikes in short-term interest rates of 25 basis points (0.25%) each. Although the yields on shorter-maturity bonds rose in response, yields for longer maturities fell. With investors uncertain about how far interest rates would rise, and when the Fed would act, the prices for bonds of all maturities became more volatile.

     Of course, market volatility, while unsettling, is part of the normal ups and downs that occur with most investments. This is important to remember with all the talk about the effect of securities from "new economy" industries, like technology, on the market behavior of both bonds and stocks. In recent months the stock market has been caught up in "momentum investing," in which the prices for technology shares have outstripped their fundamentals. Most analysts believe, however, that there will always be demand for investments in the "old economy" sectors represented by industrial and retail firms, as well as other asset classes. Such demand was clearly evident in the final weeks of the reporting period, when investors shifted out of technology stocks into both other equities and bonds.

     During this time, many investors decided to stick with the portfolio strategies that they had set to meet long-term investment goals. One strategy that has served investors well over time is diversification. By using the broad array of portfolios offered by the Galaxy Funds, you can reduce the impact of market volatility on your returns. You may also be able to stabilize returns by diversifying across a range of asset classes and market sectors. Because individual classes and sectors often move in different directions, such diversification improves the chance that some part of your portfolio will perform well within a given period.

     With many stock, bond and money market funds from which to choose, the Galaxy Funds can provide much of the diversification you need. Following the completion of the reorganization of the Boston 1784 Funds into the Galaxy Funds in June, you will have even more funds from which to choose. Your financial professional can help you select a mix of funds that suits your particular investment goals and make sure that your asset allocations remain in place through any major market changes.

     If you have any questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit one of our investment professionals located at Fleet Bank branches.

Sincerely,


/S/ SIGNATURE OMITTED

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees

[BEGIN SIDEBAR]

MUTUAL FUNDS:

  (BULLET) ARE NOT BANK DEPOSITS

  (BULLET) ARE NOT FDIC INSURED

  (BULLET) ARE NOT OBLIGATIONS OF FLEET BANK

  (BULLET) ARE NOT GUARANTEED BY FLEET BANK

  (BULLET) ARE SUBJECT TO INVESTMENT  RISK INCLUDING  POSSIBLE LOSS OF PRINCIPAL
           AMOUNT INVESTED

[END SIDEBAR]

MARKET OVERVIEW

TAX-EXEMPT BOND MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.

     In the face of accelerating economic growth that threatened higher inflation, the Federal Reserve ("the Fed") boosted short-term interest rates by 75 basis points (0.75%) in the past six months. The shape of the yield curve changed dramatically over this time, with the difference in yields between bonds maturing in one year and those maturing in 30 years decreasing from 209 basis points to 150 basis points. This occurred as the yields for bonds maturing in less than seven years rose between 26 to 53 basis points and the yields for intermediate and longer maturities fell.

     Because investors were uncertain exactly when the Fed might raise rates, and how large the increases would be, the volatility in bond prices increased significantly. By adjusting the mix of investments and maturities in the Galaxy Tax-Exempt Bond Funds to take advantage of these and other market changes, we helped the Funds make the most of this environment.

STRONG ECONOMY PROMPTS THREE RATE HIKES

     When the reporting period began on November 1, 1999, 30-year Treasury bonds were yielding 6.16%, the Lehman Brothers Municipal Bond Index was yielding 5.32%, and the annual rate of inflation was about 2.6%. Following a growth rate of 5.5% in the third quarter of 1999, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved by 7.3% in the fourth quarter.

     Although inflation was still relatively moderate, the Fed worried that the very strong pace of GDP growth would spark higher inflation down the road. Recognizing that the short-term rate hikes of 25 basis points each imposed in June and August of 1999 had not yet caused growth to slow, the Fed boosted rates another 25 basis points on November 16. In response to this rate hike, and in anticipation of future hikes to come, the yield for long-term Treasuries rose to 6.48% by December 31, 1999, and the yield for the Lehman Brothers Municipal Bond Index rose to 5.46%.


     Economic growth remained robust in the first quarter of 2000, with an estimated 5.4% annualized gain in GDP. Concerned that tight employment and rising energy costs would put further upward pressure on inflation, the Fed imposed two more rate hikes of 25 basis points each on February 2 and March 21. This brought the total increase in short-term rates since June 1999 to 125 basis points and represented the highest level of short-term rates since April 1991.

     Despite the Fed's actions, economic growth showed little sign of slowing. While the higher rates were increasing costs for many companies, continued price gains for stocks had created a "wealth effect" that offset the economic impact of the higher costs. By March, the high level of growth had boosted the annual rate of inflation to 3.7%. With investors expecting further rate hikes from the Fed, short-term yields continued to rise.

     After increasing through the middle of January, however, long-term yields began to fall. This was due in large part to a federal budget surplus that was larger than many investors had expected. Because of the surplus, the Treasury Department had less need to issue new debt and began to buy back many longer-maturity bonds.

     Meanwhile, the demand for Treasury bonds remained strong, as investors looked for rising interest rates to weaken corporate profits. With less supply and heavy demand, the prices for long-term Treasuries rallied and their yields fell through most of April. Yields for other long-term bonds drifted lower in response. When the reporting period ended on April 30, 2000, long-term Treasury bonds were yielding 5.96%, down from a high of 6.75% in January, and the Lehman Brothers Municipal Bond Index had a yield of 5.50%.

[BEGIN SIDEBAR]

"ECONOMIC GROWTH REMAINED ROBUST IN THE FIRST QUARTER OF 2000, WITH AN ESTIMATED 5.4% ANNUALIZED GAIN IN GDP."

[END SIDEBAR]

MAKING THE MOST OF HIGHER YIELDS

     Because of the significant reduction in supply, Treasury bonds generally outperformed other fixed-income issues, including municipal bonds. Municipal bonds performed well relative to other non-Treasury sectors, however, due to a favorable balance of demand and supply. Although demand from institutional investors decreased, particularly for longer-maturity issues, individual investors added municipals to their portfolios at a strong pace. At the same time, municipal supplies were shrinking, with new-issue volume down more than 30% from 1999 for the first four months of 2000 alone. This was due primarily to a lack of refundings, which was caused by higher interest rates.

     In such a market and economic environment, the Galaxy Tax-Exempt Bond Funds benefited from our emphasis on investments with good liquidity, strong credit quality and premium coupons. Of further help was extra attention to shorter maturities at the start of the period, which improved our ability to add higher-yielding bonds once concerns about potential Y2K computer problems had passed.


HIGHER RATES LIKELY

     Unless economic growth slows substantially, we expect the Fed to continue raising interest rates through the summer of 2000. While this would keep downward pressure on bond prices, prices could benefit if the stock market remains volatile and investors seek stability in fixed-income issues. Additional upward pressure on long-term bond prices could come from further reductions in the supplies of longer-term Treasuries, as well as the prospect of slower growth with lower inflation.

     We believe municipal bonds should perform relatively well as a result of both reduced supplies and good demand from investors due to generally attractive yields. At current yield levels, intermediate- to longer-maturity municipal bonds offer taxable equivalent yields between 9% and 10% for investors in the top federal income tax brackets. Given the current makeup of municipal demand, we would expect the municipal yield curve to remain positively sloped, unlike the yield curve for Treasury bonds.


[BEGIN SIDEBAR]

"WE BELIEVE MUNICIPAL BONDS SHOULD PERFORM RELATIVELY WELL AS A RESULT OF BOTH REDUCED SUPPLIES AND GOOD DEMAND FROM INVESTORS DUE TO GENERALLY ATTRACTIVE YIELDS."

[END SIDEBAR]
                                        3

PERFORMANCE AT-A-GLANCE



AVERAGE ANNUAL TOTAL RETURNS - TRUST SHARES


AS OF APRIL 30, 2000                       6 MONTHS(DAGGER)          1 YEAR          5 YEARS         LIFE OF FUND
------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund
(INCEPTION DATE 12/30/91)                       2.75%                -1.98%           5.14%              5.70%
 ..................................................................................................................
New Jersey Municipal Bond Fund
(INCEPTION DATE 4/3/98)                         1.96                 -2.10             N/A               1.56
 ..................................................................................................................
New York Municipal Bond Fund
(INCEPTION DATE 12/31/91)                       3.21                 -1.64            5.26               5.53
 ..................................................................................................................
Connecticut Municipal Bond Fund
(INCEPTION DATE 12/14/90)                       2.37                 -1.51            5.37               4.68
 ..................................................................................................................
Massachusetts Municipal Bond Fund
(INCEPTION DATE 12/31/91)                       2.89                 -2.02            5.20               4.45
------------------------------------------------------------------------------------------------------------------





AVERAGE ANNUAL TOTAL RETURNS - RETAIL A SHARES**


AS OF APRIL 30, 2000                       6 MONTHS(DAGGER)          1 YEAR          5 YEARS         LIFE OF FUND
------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund
(INCEPTION DATE 12/30/91)                      -1.16%                -5.82%           4.10%              5.16%
 ..................................................................................................................
New Jersey Municipal Bond Fund
(INCEPTION DATE 4/3/98)                        -1.92                 -5.96            N/A               -0.48
 ..................................................................................................................
New York Municipal Bond Fund
(INCEPTION DATE 12/31/91)                      -0.73                 -5.49            4.26               4.91
 ..................................................................................................................
Connecticut Municipal Bond Fund
(INCEPTION DATE 12/14/90)                      -1.52                 -5.40            4.35               3.95
 ..................................................................................................................
Massachusetts Municipal Bond Fund
(INCEPTION DATE 12/31/91)                      -1.04                 -5.86            4.21               3.75
 ..................................................................................................................
Rhode Island Municipal Bond Fund
(INCEPTION DATE 12/20/94)                      -0.91                 -5.07            4.49               5.09
------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES***

                              6-MONTH                  6-MONTH                    1 YEAR             1 YEAR        LIFE OF FUND
                            RETURN BEFORE            RETURN AFTER             RETURN BEFORE       RETURN AFTER     RETURN BEFORE
                             CONTINGENT               CONTINGENT                CONTINGENT         CONTINGENT       CONTINGENT
                           DEFERRED SALES           DEFERRED SALES            DEFERRED SALES     DEFERRED SALES   DEFERRED SALES
AS OF APRIL 30, 2000      CHARGE DEDUCTED(DAGGER)  CHARGE DEDUCTED*(DAGGER)  CHARGE DEDUCTED    CHARGE DEDUCTED* CHARGE DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund
(INCEPTION DATE 3/4/96)        2.32%                   -2.68%                   -2.82%              -7.50%            3.06%
----------------------------------------------------------------------------------------------------------------------------------

                                  LIFE OF FUND
                                  RETURN AFTER
                                   CONTINGENT
                                 DEFERRED SALES
AS OF APRIL 30, 2000            CHARGE DEDUCTED*
------------------------------------------------
Tax-Exempt Bond Fund
(INCEPTION DATE 3/4/96)              2.85%
------------------------------------------------




(DAGGER) Unannualized total returns

  *     As if shares were redeemed at end of period.

  ** Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

  *** Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3,00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.


PORTFOLIO REVIEWS



GALAXY TAX-EXEMPT BOND FUND

BY GLENN MIGLIOZZI, CFA
MANAGING DIRECTOR,
FIXED INCOME INVESTMENTS

[PHOTO OMITTED]

[BEGIN SIDEBAR]

GLENN MIGLIOZZI IS THE MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS FOR FLEET INVESTMENT ADVISORS INC. HE IS ALSO A MEMBER OF FLEET'S MUNICIPAL BOND PORTFOLIO MANAGEMENT TEAM WHICH HAS MANAGED THE GALAXY TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS SINCE 1996 AND THE GALAXY NEW JERSEY MUNICIPAL BOND FUND SINCE IT COMMENCED OPERATIONS IN APRIL OF 1998.

[END SIDEBAR]

     As bond yields edged higher in the past six months, fixed-income debt with intermediate-term maturities held up better than their long-term counterparts. This was a positive development for the Galaxy Tax-Exempt Bond Fund, which emphasized intermediate-term bonds throughout much of the reporting period.

     The Fund's Trust Shares earned a total return of 2.75% for the six months ended April 30, 2000. Over the same time, Retail A Shares had a total return of 2.67% before deducting the maximum 3.75% front-end sales charge, and Retail B Shares had a total return of 2.32% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the front-end sales charge and the contingent deferred sales charge.)

     Over the same time, the average general municipal bond fund followed by Lipper Analytical Services ("Lipper"), a mutual fund performance tracking service, had a total return of 2.05%, and the Lehman Brothers Municipal Bond Index had a total return of 2.63%.

     On April 30, 2000, the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 4.75%. On the same date, Retail A Shares of the Fund had a 30-day SEC annualized yield of 4.40%, and Retail B Shares of the Fund had a 30-day SEC annualized yield of 3.91%. For shareholders in the 39.6% federal income tax bracket, these equaled taxable yields of 7.86%, 7.28% and 6.47%, respectively.


STRATEGIES THAT HELPED PERFORMANCE

     Early in the period, we raised cash in anticipation of an increase in redemptions related to concerns about potential Y2K computer problems. This strategy proved effective, as bond prices retreated in December. Once it became apparent that Y2K would not materially impact the debt markets, we invested the cash in bonds at attractive yields, which helped boost the level of income paid to shareholders.

     Our emphasis on premium-coupon bonds, which outperformed, further enhanced returns. Avoiding discount bonds also helped, as these securities underperformed. As rising interest rates drove bond prices lower at the start of 2000 and the final weeks of the reporting period, our decision to maintain a slightly shorter duration than municipal bond funds with similar objectives helped protect the value of Fund shares.

STAYING DEFENSIVE

     Expecting higher interest rates in coming months, we intend to maintain our current investment strategy. Once we believe growth has slowed enough for interest rates to decline, we may lengthen the Fund's average-weighted maturity. As always, we expect to remain focused on high-quality securities that can enhance income for shareholders.

GALAXY TAX-EXEMPT BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


              NORTH CENTRAL                          12%
              PACIFIC                                 8%
              OTHER TERRITORIES                       3%
              SOUTH                                  28%
              MOUNTAIN                                7%
              EAST                                   39%
              CASH EQUIVALENTS &
              NET OTHER ASSETS AND LIABILITIES        3%



GALAXY TAX-EXEMPT BOND FUND

GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                  LEHMAN BROTHERS         GALAXY TAX-         GALAXY TAX-           GALAXY TAX-
                   MUNICIPAL BOND       EXEMPT BOND FUND    EXEMPT BOND FUND     EXEMPT BOND FUND
                      INDEX             RETAIL A SHARES       TRUST SHARES       RETAIL B SHARES
12/30/91              10000                  9625               10000
1992                  10582                 10062               10455
1993                  12072                 11635               12089
1994                  11546                 11082               11515
1995                  13213                 12657               13084                10000
1996                  13967                 13167               13742                 9615
10/31/1997            15465                 14153               14807                10398
10/31/1998            16705                 15229               15970                11250
10/31/1999            16409                 14817               15450                10889
4/30/2000             16841                 15213               15876                11241


  * SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS



GALAXY NEW JERSEY MUNICIPAL BOND FUND

BY GLENN MIGLIOZZI, CFA
MANAGING DIRECTOR,
FIXED INCOME INVESTMENTS

     In an environment of rising bond yields during the past six months, the Galaxy New Jersey Municipal Bond Fund benefited from its emphasis on higher-coupon issues that recorded relatively strong investment results. Of further help was an emphasis on intermediate-term maturities, which also outperformed.

     For the six months ended April 30, 2000, the Fund's Trust Shares had a total return of 1.96%. Over the same time, Retail A Shares of the Fund had a total return of 1.88% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.) The average New Jersey municipal bond fund tracked by Lipper had a total return of 1.78% for the same period, and the Lehman Brothers Municipal Bond Index had a total return of 2.63%.

     On April 30, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.40%. On the same date, Retail A Shares of the Fund had a 30-day SEC annualized yield of 4.30% These equaled taxable yields of 7.78% and 7.60%, respectively, for taxpayers in the 39.6% federal income tax bracket who live in New Jersey.

OUR INVESTMENT APPROACH

     Early in the period, when concerns about potential Y2K computer problems raised the threat of higher redemptions, we increased the Fund's cash reserves. When Y2K proved to be a non-event, we put the cash back to work in bonds with attractive yields that increased income for shareholders.

     When investor concerns turned to the strength of the U.S. economy, and interest rates began to rise, our emphasis on intermediate-term maturities proved effective as these securities outperformed long-term issues.

     Our underweighting in municipals within the hospital sector, which continued to underperform due to worries over health care earnings, also helped the Fund's returns. In keeping with our overall strategy, we maintained our emphasis on high-quality securities throughout the period.

STAYING THE COURSE

     We intend to maintain our current investment approach over the next few months, in anticipation of higher interest rates ahead. If the higher rates slow growth later this year, and rates then show signs of retreating, we intend to extend the average duration of investments in the Fund's portfolio. As before, we expect to maintain a portfolio of high-quality investments that can provide an attractive after-tax yield to shareholders.





GALAXY NEW JERSEY MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


              NEW JERSEY                             88%
              PUERTO RICO                             9%
              CASH EQUIVALENTS &
              NET OTHER ASSETS AND LIABILITIES        3%



GALAXY NEW JERSEY MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  LEHMAN BROTHERS          GALAXY NEW            GALAXY NEW
                   MUNICIPAL BOND    JERSEY MUNICIPAL BOND JERSEY MUNICIPAL BOND
                       INDEX         FUND-RETAIL A SHARES     FUND-TRUST SHARES

04/03/1998              10000                 9628                10000
10/31/1998              10464                10043                10448
10/31/1999              10279                 9718                10128
04/30/2000              10549                 9901                10327



* SINCE INCEPTION ON 4/3/98. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 4/30/98 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

PORTFOLIO REVIEWS


GALAXY NEW YORK MUNICIPAL BOND FUND

BY GLENN MIGLIOZZI, CFA
MANAGING DIRECTOR,
FIXED INCOME INVESTMENTS

     In an environment of rising yields and falling bond prices during the six-month reporting period, increasing demand and relatively light supply enabled New York tax-exempt securities to hold up reasonably well. The Galaxy New York Municipal Bond Fund further benefited from our decision to emphasize intermediate-term municipals, which outperformed longer-term issues in this environment. The Fund's investments in higher-coupon municipals also contributed positively to returns.

     For the six months ended April 30, 2000, the Fund's Trust Shares had a total return of 3.21%. During the same time, Retail A Shares of the Fund returned 3.12% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.) Over this period, the average New York tax-exempt bond fund tracked by Lipper returned 2.36%, and the Lehman Brothers Municipal Bond Index returned 2.63%.

     On April 30, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.66%. On the same date, Retail A Shares of the Fund had a 30-day SEC annualized yield of 4.31%. These are the same as taxable yields of 8.28% and 7.66%, respectively, for shareholders in the 39.6% federal income tax bracket who live in New York.

EFFECTIVE STRATEGIES

     In addition to a focus on intermediate-maturity and higher-coupon issues, several other strategies proved quite effective. Early in the period, we increased the Fund's cash position due to concerns that potential Y2K computer problems would lead to a stronger demand for liquidity. When this did not materialize, we invested the cash in high-quality securities with attractive yields, which helped boost income for shareholders.

     Another strategy that helped performance was our decision to maintain an underweighting in bonds from the hospital sector. Throughout the period, investor concerns over the earnings growth potential of health maintenance organizations weighed heavily on this group. Our emphasis on municipals that could not be called by their issuers also proved beneficial to shareholders.

ANTICIPATING FURTHER RATE HIKES

     Anticipating further rate hikes to come, we expect to maintain these strategies in the months ahead. An emphasis on bonds with high credit quality should also help returns once the higher rates slow growth, and yields begin to head back down.



GALAXY NEW YORK MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



              NEW YORK                               94%
              OTHER                                   3%
              CASH EQUIVALENTS &
              NET OTHER ASSETS AND LIABILITIES        3%




GALAXY NEW YORK MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  LEHMAN BROTHERS          GALAXY NEW            GALAXY NEW
                   MUNICIPAL BOND    YORK MUNICIPAL BOND     YORK MUNICIPAL BOND
                       INDEX         FUND-RETAIL A SHARES     FUND-TRUST SHARES

12/30/1991             10000                 9625                  10000
1992                   10582                 9993                  10383
1993                   12072                11558                  12009
1994                   11546                10870                  11294
1995                   13213                12395                  12901
1996                   13967                12928                  13488
10/31/1997             15465                13954                  14590
10/31/1998             16705                15021                  15731
10/31/1999             16409                14462                  15175
04/30/2000             16841                14913                  15661


* SINCE INCEPTION ON 12/30/91. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS


GALAXY CONNECTICUT MUNICIPAL BOND FUND

BY GLENN MIGLIOZZI, CFA
MANAGING DIRECTOR,
FIXED INCOME INVESTMENTS

     During the six months ended April 30, 2000, low supply and high demand helped to offset the impact of rising interest rates on the value of Connecticut municipal securities. In this environment, the Galaxy Connecticut Municipal Bond Fund also benefited from an emphasis on higher coupons and a shorter than average duration for its investments. When interest rates rise, the prices of longer-term issues generally fall more than the prices for shorter maturities.

     For the six months ended April 30, 2000, the Fund's Trust Shares earned a total return of 2.37%. Before deducting the maximum 3.75% front-end sales charge, Retail A Shares of the Fund earned a total return of 2.28%. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.) During the same period, the average Connecticut municipal bond fund tracked by Lipper returned 2.00%, and the Lehman Brothers Municipal Bond Index returned 2.63%.

     On April 30, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.58%. On the same date, Retail A Shares of the Fund had a 30-day SEC annualized yield of 4.22%. These equaled taxable yields of 7.94% and 7.32%, respectively, for shareholders in the 39.6% federal income tax bracket who live in Connecticut.


HIGH COUPONS ENHANCE RESULTS

     Early in the period, we focused our efforts on protecting the Fund from the market impact of concerns about potential Y2K computer problems. In this environment we raised our cash exposure but maintained our emphasis on high-coupon securities. This strategy proved successful, given the relatively strong performance of those issues.

     When  investor  concerns  turned to the strength of the U.S.  economy,  and
interest   rates  began  to  rise,  the  Fund  benefited  from  an  emphasis  on intermediate-term maturities, which outperformed longer-term issues.

     Our decision to invest in high-quality securities, many of which could not be called in by their issuers, further enhanced returns, as these securities also recorded superior results. The Fund further benefited from an underweighting in municipals from the hospital sector, which performed poorly on worries over weak health care earnings.

PREPARING FOR SLOWER GROWTH

     If higher interest rates slow growth later this year, as we expect, bonds with longer maturities should outperform as yields fall and prices rally. Given this backdrop, we intend to maintain a slightly longer average duration than the Fund's benchmark and to use periodic upticks in interest rates as opportunities to increase investments in longer-term securities. As before, we plan to maintain a portfolio of high-quality securities with attractive yields.


GALAXY CONNECTICUT MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              OTHER TERRITORIES                       8%
              CONNECTICUT                            89%
              CASH EQUIVALENTS &
              NET OTHER ASSETS AND LIABILITIES        3%



GALAXY CONNECTICUT MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                  LEHMAN BROTHERS     GALAXY CONNECTICUT    GALAXY CONNECTICUT
                   MUNICIPAL BOND       MUNICIPAL BOND        MUNICIPAL BOND
                       INDEX         FUND-RETAIL A SHARES   FUND-TRUST SHARES

03/16/1993             10000                 9625                 10000
1993                   10697                10183                 10580
1994                   10231                 9532                  9902
1995                   12594                10956                 11413
1996                   12952                11429                 11930
1997                   14776                12327                 12891
10/31/1998             15961                13261                 13898
10/31/1999             15678                12880                 13526
04/30/2000             16090                13174                 13847


* SINCE INCEPTION ON 3/16/93. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 3/31/93 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

PORTFOLIO REVIEWS


GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

BY GLENN MIGLIOZZI, CFA
MANAGING DIRECTOR,
FIXED INCOME INVESTMENTS

     As bond yields rose on a wave of strong economic data during the six months ended April 30, 2000, the Galaxy Massachusetts Municipal Bond Fund fared generally well, thanks to several strategies that helped boost returns and limit downside risk. In addition to a focus on intermediate-term securities and high-quality credits with relatively attractive income characteristics, the Fund benefited from its decision to remain underweighted in the hospital sector. Financial problems experienced by Harvard-Pilgrim, a Massachusetts-based health maintenance organization, had a negative spillover effect on bonds throughout the hospital sector.

     For the period ended April 30, 2000, the Fund's Trust Shares earned a total return of 2.89%. Over the same time, Retail A Shares of the Fund had a total return of 2.81% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.) These returns compared to 2.09% for the average Massachusetts municipal bond fund tracked by Lipper and 2.63% for the benchmark Lehman Brothers Municipal Bond Index.

     On April 30, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.86% and Retail A Shares of the Fund had a 30-day SEC annualized yield of 4.52%. These equaled taxable yields of 8.55% and 7.95% for shareholders in the 39.6% federal income tax bracket who live in Massachusetts.

FOCUSING ON INTERMEDIATE-TERM ISSUES

     In November 1999, when the reporting period began, we prepared for a possible increase in redemptions due to concerns about potential Y2K computer problems by raising the Fund's cash position. Once those concerns abated, we put the cash back into municipals with relatively attractive yields, which helped enhance the income paid to shareholders.

     When concerns over a potentially overheating economy became the more important issue, Fund returns benefited from our decision to emphasize intermediate-term bonds, which outperformed their long-term counterparts. Our overweighting in higher-coupon bonds and issues with strong credit quality also helped returns, thanks to their relatively good results.

LOOKING AHEAD

     Given our expectation that the Fed is likely to continue raising interest rates in the months ahead, we intend to maintain our current duration strategy and our emphasis on high-quality securities. In the current environment, this strategy should generate attractive yields and help protect the value of Fund shares.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MASSACHUSETTS                           93%
              PUERTO RICO                              5%
              CASH EQUIVALENTS &
              NET OTHER ASSETS AND LIABILITIES         2%



GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  LEHMAN BROTHERS    GALAXY MASSACHUSETTS   GALAXY MASSACHUSETTS
                   MUNICIPAL BOND       MUNICIPAL BOND         MUNICIPAL BOND
                       INDEX         FUND-RETAIL A SHARES    FUND-TRUST SHARES

03/12/1993             10000                 9625                 10000
1993                   10584                10146                 10542
1994                   10231                 9491                  9861
1995                   12594                10868                 11312
1996                   12952                11309                 11795
10/31/1997             14776                12204                 12746
10/31/1998             15961                13086                 13692
10/31/1999             15678                12647                 13257
04/30/2000             16090                13003                 13641


* SINCE INCEPTION ON 3/12/93. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 3/31/93 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

PORTFOLIO REVIEWS


GALAXY RHODE ISLAND MUNICIPAL BOND FUND

BY GLENN MIGLIOZZI, CFA
MANAGING DIRECTOR,
FIXED INCOME INVESTMENTS

     Increasing demand and relatively light supply enabled Rhode Island tax-exempt securities to hold up reasonably well as interest rates rose in the six months ended April 30, 2000. The Galaxy Rhode Island Municipal Bond Fund further benefited from its decision to invest in bonds that cannot be called by issuers. The Fund's investment in intermediate-term securities, which outperformed their longer-term counterparts, also contributed positively to results.

     During the reporting period the Fund's Retail A Shares earned a total return of 2.92% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.) Over the same time, the average Rhode Island municipal bond fund tracked by Lipper had a total return of 1.91%, and the Lehman Brothers Municipal Bond Index had a total return of 2.63%.

     On April 30, 2000, the Fund's Retail A Shares had a 30-day SEC annualized yield of 4.62%. This equaled a taxable yield of 8.53% for taxpayers in the 39.6% federal income tax bracket who live in Rhode Island.

FOCUS SHIFTS FROM Y2K TO HIGHER RATES

     Early in the period, when investors were concerned that the economy might slow due to potential Y2K computer problems, we increased the Fund's cash reserves in anticipation of a rise in redemptions. When Y2K proved to be a non-event, we put this cash back to work in securities that increased the level of income for shareholders.

     At the start of the new millennium, our attention turned to the strength of the economy and the Fed's plan for keeping inflation under control. In this environment, our decision to focus on high-coupon securities helped performance, as these securities recorded relatively good investment results as interest rates rose.

     The Fund further benefited from an underweighting in municipals from the hospital sector. On worries over poor health care earnings and the prospects for more of the same in months to come, the hospital sector underperformed the broader market.

FURTHER FOCUS ON RISING RATES

     Expecting growth to slow later in the year, we intend to maintain our current duration strategy and emphasize high-quality securities that meet our strict investment standards. As growth ebbs, and investors become nervous about the ability of bond issuers to repay their debt, higher-quality issues should outperform.


GALAXY RHODE ISLAND MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              RHODE ISLAND                            81%
              PUERTO RICO                             10%
              OTHER TERRITORIES                        6%
              CASH EQUIVALENTS &
              NET OTHER ASSETS AND LIABILITIES         3%



GALAXY RHODE ISLAND MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  LEHMAN BROTHERS    GALAXY RHODE ISLAND
                   MUNICIPAL BOND       MUNICIPAL BOND
                       INDEX         FUND-RETAIL A SHARES

12/20/1994             10000                9625
1995                   11445               10711
1996                   12050               11270
10/31/1997             12507               12146
10/31/1998             13510               13040
10/31/1999             13271               12683
04/30/2000             13620               13053

* SINCE INCEPTION ON 12/20/94. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 12/31/94 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

SHAREHOLDER SERVICES

[BEGIN SIDEBAR]

"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL YOUR RISK WHILE PURSUING YOUR GOALS."

[END SIDEBAR]


AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund at no cost (as long as you exchange within the same share class).

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a FleetOne Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and services. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.



--------------------------------------------------------------------------------
CERTAIN SHAREHOLDER SERVICES MAY NOT BE AVAILABLE TO TRUST, PRIME A AND PRIME B SHARE INVESTORS. PLEASE CONSULT YOUR FUND PROSPECTUS. SHARES OF THE FUNDS ARE DISTRIBUTED THROUGH PROVIDENT DISTRIBUTORS, INC., MEMBER NASD AND SIPC.

SHAREHOLDER INFORMATION


[BEGIN SIDEBAR]

TRUSTEES
AND OFFICERS

Dwight E. Vicks, Jr.
CHAIRMAN AND TRUSTEE

John T. O'Neill
PRESIDENT, TREASURER
AND TRUSTEE

Louis DeThomasis,
F.S.C., Ph.D.
TRUSTEE

Donald B. Miller
TRUSTEE

James M. Seed
TRUSTEE

Bradford S. Wellman
TRUSTEE

Jylanne Dunne
VICE PRESIDENT AND
ASSISTANT TREASURER

William Greilich
VICE PRESIDENT

W. Bruce
McConnel, Esq.
SECRETARY

INVESTMENT ADVISOR

Fleet Investment
Advisors Inc.
75 State Street
Boston, MA
02109

DISTRIBUTOR

Provident
Distributors, Inc.
3200 Horizon Drive
King of Prussia,
Pennsylvania 19406

ADMINISTRATOR

PFPC Inc.
4400 Computer Drive
Westborough,
Massachusetts 01581-5108

AUDITOR

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from Provident Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



                                [GRAPHIC OMITTED]



                   This report was printed on recycled paper.

TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


MUNICIPAL SECURITIES - 96.58%

                  ALASKA - 0.71%

$ 1,275,000       Anchorage Hospital Revenue
                  Sisters of Providence Project
                  6.75%, 10/01/00   ............................  $  1,284,091
                                                                  ------------
                  CALIFORNIA - 6.65%

  2,500,000       California Educational
                  Facilities Authority
                  Stanford University, Series O
                  5.13%, 01/01/31   ............................     2,234,375
  1,915,000       California Rural Home Mortgage
                  Finance Authority, Single Family
                  Mortgage, Mortgage-Backed
                  Securities Program, Series A, AMT
                  6.35%, 12/01/29
                  Insured: GNMA/FNMA/FHLMC......................     2,001,175
  2,000,000       California State, GO
                  5.00%, 10/01/19
                  Insured: FSA      ............................     1,797,500
  3,000,000       California State, GO
                  5.00%, 08/01/24
                  Insured: MBIA     ............................     2,625,000
  1,500,000       California State, GO
                  Veterans Bonds
                  Series BH, AMT
                  5.40%, 12/01/15
                  Insured: FSA      ............................     1,462,500
  1,000,000       East Bay California
                  Municipal Utilities District
                  Water Systems Revenue
                  5.25%, 06/01/17   ............................       957,500
  1,000,000       San Diego
                  Water Utilities Funding
                  5.38%, 08/01/12
                  Insured: FGIC     ............................     1,012,500
                                                                  ------------
                                                                    12,090,550
                                                                  ------------

                  COLORADO - 0.57%

    990,000       Colorado Housing Finance Authority
                  Single Family Program, Series B-3
                  6.55%, 05/01/25   ............................     1,032,075
                                                                  ------------

                  CONNECTICUT - 2.82%

  1,520,000       Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.63%, 12/01/19   ............................     1,501,000
    500,000       Connecticut State, SP OB
                  Transportation Infrastructure, Series B
                  6.10%, 09/01/07   ............................       523,125
  1,000,000       Connecticut State
                  Clean Water Fund
                  5.13%, 09/01/15   ............................       967,500


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  CONNECTICUT (CONTINUED)

$ 1,000,000       Connecticut State HEFA Trinity College,
                  Series F
                  5.50%, 07/01/21
                  Insured: MBIA     ............................  $    957,500
    530,000       Connecticut State HFA
                  Housing Mortgage Finance
                  Program, Series A
                  6.10%, 05/15/13   ............................       539,275
    615,000       Connecticut State HFA
                  Housing Mortgage Finance
                  Program, SubSeries B-1
                  6.25%, 05/15/11   ............................       631,144
                                                                  ------------
                                                                     5,119,544
                                                                  ------------

                  FLORIDA - 3.51%

  2,500,000       Florida State Board of Education
                  Lottery Revenue, Series C
                  4.50%, 07/01/17
                  Insured: FGIC     ............................     2,134,375
  2,000,000       Hillsborough County
                  School Board, Series A
                  5.50%, 07/01/14
                  Insured: MBIA     ............................     2,012,500
  2,835,000       Miami, Dade County, SP OB
                  Series A
                  5.22%, 10/01/14 (A)
                  Insured: MBIA     ............................     1,226,137
  1,000,000       Tampa, Florida, Revenue
                  Health System
                  Catholic Health East
                  Series A-1
                  5.50%, 11/15/14   ............................       998,750
                                                                  ------------
                                                                     6,371,762
                                                                  ------------

                  GEORGIA - 3.81%

  2,000,000       Atlanta Water & Wastewater
                  Revenue, Series A
                  5.00%, 11/01/38
                  Insured: FGIC     ............................     1,675,000
  2,000,000       De Kalb County
                  Water and Sewer Revenue
                  6.25%, 10/01/06   ............................     2,125,000
  1,000,000       Fulton County School District, GO
                  5.60%, 01/01/11   ............................     1,033,750
  2,000,000       Georgia State, GO
                  Series B
                  5.75%, 08/01/10   ............................     2,087,500
                                                                  ------------
                                                                     6,921,250
                                                                  ------------

                  IDAHO - 0.90%

    500,000       Boise-Kuna Irrigation District
                  Lucky Peak Hydroelectric Project
                  6.60%, 07/01/05   ............................       518,750


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------



                  IDAHO (CONTINUED)

$ 1,160,000       Idaho Housing & Finance Association
                  Single Family Mortgage
                  Series G-2, AMT
                  5.70%, 07/01/16   ............................  $  1,122,300
                                                                  ------------
                                                                     1,641,050
                                                                  ------------

                  ILLINOIS - 3.31%

  1,000,000       Cook County, GO
                  7.25%, 11/01/07
                  Insured: MBIA     ............................     1,125,000
  3,000,000       Illinois Educational Facilities
                  Authority, Wesleyan University
                  5.65%, 09/01/26
                  Insured: MBIA     ............................     2,823,750
  1,000,000       Illinois State, GO
                  5.80%, 09/01/18
                  Insured: FGIC     ............................     1,001,250
  1,000,000       Regional Transportation Authority
                  Series A
                  6.25%, 06/01/15   ............................     1,062,500
                                                                  ------------
                                                                     6,012,500
                                                                  ------------

                  INDIANA - 1.11%

  2,000,000       Indianapolis Local Public
                  Improvement Bond Bank
                  Series A
                  6.00%, 01/10/18   ............................     2,025,000
                                                                  ------------

                  IOWA - 0.91%

  1,700,000       Iowa Finance Authority
                  Single Family Mortgage, Series F
                  5.55%, 01/01/16
                  Insured: GNMA/FNMA............................     1,655,375
                                                                  ------------

                  KANSAS - 0.86%

  1,575,000       Kansas State
                  Department of Highway Transportation
                  5.50%, 09/01/14   ............................     1,563,187
                                                                  ------------

                  KENTUCKY - 1.11%

  1,000,000       Kentucky Housing Corp.
                  Series C-3
                  5.70%, 01/01/11   ............................     1,008,750
  1,000,000       Kentucky State Turnpike Authority
                  Economic Development & Refunding
                  Revenue, Revitalization Projects
                  Pre-refunded 05/15/00
                  7.13%, 05/15/01   ............................     1,015,890
                                                                  ------------
                                                                     2,024,640
                                                                  ------------


   PAR VALUE                                                          VALUE
  -----------                                                       ---------

                  MAINE - 1.02%

$ 1,000,000       Maine Governmental Facilities
                  Authority, Lease Rent Revenue
                  5.63%, 10/01/19
                  Insured: FSA      ............................  $    963,750
    250,000       Maine Municipal Bond Bank
                  Series B
                  6.75%, 11/01/12   ............................       265,312
    500,000       Maine Municipal Bond Bank
                  Sewer & Water
                  SRF Program, Series A
                  6.50%, 11/01/08   ............................       526,250
    100,000       Maine State Housing
                  Authority, Series C-1
                  6.50%, 11/15/11   ............................       103,250
                                                                  ------------
                                                                     1,858,562
                                                                  ------------

                  MARYLAND - 4.11%

  2,875,000       Maryland State Community
                  Development Administration
                  Department of Housing & Community
                  Development, Series A, AMT
                  5.70%, 07/01/17   ............................     2,777,969
  2,000,000       Maryland State Community
                  Development Administration
                  Department of Housing & Community
                  Development, Series B, AMT
                  5.55%, 09/01/25   ............................     1,992,500
  1,500,000       Maryland State Health & Higher
                  Education Facilities Authority
                  Johns Hopkins University
                  6.00%, 07/01/10   ............................     1,597,500
  1,090,000       Montgomery County Housing
                  Opportunity Commission
                  Single Family Mortgage, Series A
                  5.75%, 07/01/13   ............................     1,094,087
                                                                  ------------
                                                                     7,462,056
                                                                  ------------

                  MASSACHUSETTS - 10.42%

  4,000,000       Massachusetts Bay
                  Transportation Authority, General
                  Transportation Systems, Series A
                  7.00%, 03/01/21   ............................     4,485,000
  3,000,000       Massachusetts State, GO
                  Consolidated Loan, Series B
                  5.00%, 05/01/19   ............................     2,662,500
  2,000,000       Massachusetts State HEFA Partners
                  Healthcare System, Series A
                  5.38%, 07/01/17
                  Insured: MBIA     ............................     1,892,500
    130,000       Massachusetts State HEFA
                  South Shore Hospital, Series D
                  Pre-refunded 07/01/02
                  6.50%, 07/01/10
                  Insured: MBIA     ............................       136,987


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  MASSACHUSETTS (CONTINUED)

$    70,000       Massachusetts State HEFA
                  South Shore Hospital, Series D
                  Unrefunded Balance
                  6.50%, 07/01/10
                  Insured: MBIA     ............................  $     73,500
  1,000,000       Massachusetts State IFA Nantucket Electric
                  Company, Series A, AMT
                  5.88%, 07/01/17
                  Insured: AMBAC    ............................     1,003,750
  2,000,000       Massachusetts State IFA
                  Tufts University, Series H
                  5.50%, 02/15/12
                  Insured: MBIA     ............................     2,025,000
  2,000,000       Massachusetts State Port
                  Authority, Series A
                  5.38%, 07/01/18   ............................     1,892,500
  4,500,000       Massachusetts State Turnpike Authority,
                  Metropolitan Highway System, Subordinated
                  Series A
                  5.00%, 01/01/39
                  Insured: AMBAC    ............................     3,763,125
  1,000,000       Massachusetts State Water
                  Resource Authority, Series B
                  5.50%, 08/01/15
                  Insured: FSA      ............................     1,000,000
                                                                  ------------
                                                                    18,934,862
                                                                  ------------

                  MICHIGAN - 0.56%

  1,000,000       Central Michigan University
                  6.00%, 10/01/13
                  Insured: MBIA     ............................     1,021,250
                                                                  ------------

                  MINNESOTA - 0.52%

  1,000,000       Rochester Health Care Facilities
                  Mayo Foundation, Series A
                  5.50%, 11/15/27
                  Insured: GO of Mayo Foundation................       941,250
                                                                  ------------

                  MISSOURI - 0.97%

  1,000,000       Missouri State HEFA
                  St. Louis University
                  5.50%, 10/01/16   ............................       988,750
    750,000       Missouri State Housing
                  Development Commission
                  Single Family, Series B-2, AMT
                  6.40%, 03/01/29   ............................       769,687
                                                                  ------------
                                                                     1,758,437
                                                                  ------------

                  NEBRASKA - 1.10%

  2,000,000       Nebraska Investment Finance
                  Authority, Single Family Housing
                  Series A, AMT
                  5.75%, 09/01/25   ............................     2,000,000
                                                                  ------------

   PAR VALUE                                                          VALUE
  -----------                                                       ---------

                  NEVADA - 2.76%

$ 1,000,000       Clark County, GO & Revenue
                  Series A
                  Pre-refunded 06/01/02
                  6.00%, 06/01/16
                  Insured: AMBAC    ............................  $  1,023,750
  1,500,000       Nevada State, GO
                  Capital Improvement &
                  Cultural Affairs, Series A
                  5.50%, 02/01/18   ............................     1,445,625
  3,000,000       Nevada State, GO, Projects 66 & 67,
                  Series A
                  5.00%, 05/15/28
                  Insured: FGIC     ............................     2,553,750
                                                                  ------------
                                                                     5,023,125
                                                                  ------------

                  NEW JERSEY - 4.77%

  1,500,000       New Jersey Health Care
                  Facilities Financing Authority
                  AHS Hospital Corp., Series A
                  6.00%, 07/01/12
                  Insured: AMBAC    ............................     1,580,625
  1,700,000       New Jersey Health Care Facilities Financing
                  Authority, Medical Center at Princeton
                  5.13%, 07/01/18
                  Insured: AMBAC    ............................     1,540,625
    500,000       New Jersey State Transportation Trust Fund
                  Authority, Transportation System, Series A
                  5.50%, 06/15/09   ............................       510,625
  2,000,000       New Jersey State Transportation Trust Fund
                  Authority, Transportation System, Series A
                  5.63%, 06/15/14   ............................     2,032,500
  3,000,000       New Jersey State Turnpike Authority,
                  Series A
                  5.75%, 01/01/19
                  Insured: MBIA     ............................     3,000,000
                                                                  ------------
                                                                     8,664,375
                                                                  ------------

                  NEW MEXICO - 1.06%

    750,000       Dona Ana County
                  Gross Receipt Tax Revenue
                  5.50%, 06/01/16
                  Insured: AMBAC    ............................       742,500
  1,285,000       New Mexico Mortgage Finance
                  Authority, Single Family
                  Mortgage, Series B-3
                  5.50%, 07/01/28
                  Insured: GNMA/FNMA/FHLMC......................     1,187,019
                                                                  ------------
                                                                     1,929,519
                                                                  ------------

                  NEW YORK - 9.32%

  1,000,000       Battery Park City
                  Authority, Series A
                  5.50%, 11/01/10   ............................     1,002,500


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  NEW YORK (CONTINUED)

$ 2,165,000       Metropolitan Transportation Authority,
                  Dedicated Tax Fund, Series C-1
                  5.25%, 07/01/17
                  Insured: FGIC     ............................  $  2,045,925
  1,000,000       Municipal Assistance Corp. for
                  New York City, Series O
                  5.25%, 07/01/07   ............................     1,007,500
  1,000,000       New York City, GO
                  Series I
                  6.00%, 04/15/09   ............................     1,041,250
  1,000,000       New York City
                  Municipal Water Finance
                  Authority, Water and Sewer
                  System, Series A
                  5.50%, 06/15/11   ............................     1,005,000
  1,500,000       New York City Transitional Finance
                  Authority, Revenue, Series C
                  5.00%, 05/01/26   ............................     1,293,750
    250,000       New York State, GO
                  6.10%, 11/15/09   ............................       259,688
  1,000,000       New York State, GO
                  5.50%, 06/15/10   ............................     1,008,750
  2,000,000       New York State, GO
                  Series F
                  5.25%, 09/15/12   ............................     1,960,000
  4,000,000       New York State Dormitory Authority
                  Capital Appreciation, State
                  University of New York, Class B
                  5.18%, 05/15/10 (A)
                  Insured: MBIA     ............................     2,320,000
  2,110,000       New York State Dormitory Authority
                  Columbia University
                  5.00%, 07/01/18   ............................     1,941,200
  1,000,000       New York State Dormitory Authority
                  Municipal Health Facilities
                  Improvement Program, Series 1
                  5.00%, 01/15/09
                  Insured: FSA      ............................       971,250
     30,000       New York State Dormitory Authority,
                  University of Rochester, Unrefunded Balance
                  6.50%, 07/01/09   ............................        30,382
  1,000,000       Port Authority of New York and New Jersey,
                  SP OB, JFK International Air Terminal,
                  Series 6, AMT
                  6.00%, 12/01/07
                  Insured: MBIA     ............................     1,048,750
                                                                  ------------
                                                                    16,935,945
                                                                  ------------

                  NORTH CAROLINA - 1.35%

  1,500,000       Charlotte Certificates of Participation
                  Convention Facility Project
                  6.35%, 12/01/00
                  Insured: AMBAC    ............................     1,516,875


   PAR VALUE                                                          VALUE
  -----------                                                       ---------

                  NORTH CAROLINA (CONTINUED)

$   915,000       North Carolina Housing Finance
                  Agency, Single Family Revenue
                  Series Y
                  6.30%, 09/01/15   ............................  $    937,875
                                                                  ------------
                                                                     2,454,750
                                                                  ------------

                  OHIO - 3.48%

    955,000       Cleveland Waterworks
                  Pre-refunded 01/01/02
                  6.25%, 01/01/15
                  Insured: AMBAC    ............................       994,394
     45,000       Cleveland Waterworks
                  Unrefunded Balance
                  6.25%, 01/01/15
                  Insured: AMBAC    ............................        46,238
  1,000,000       Cleveland Waterworks
                  Refunding & Improvement
                  First Mortgage
                  5.50%, 01/01/10
                  Insured: MBIA     ............................     1,012,500
  1,460,000       Forest Hills School District, GO
                  6.00%, 12/01/10
                  Insured: MBIA     ............................     1,547,600
  1,000,000       Ohio State Building Authority
                  Adult Correctional Facilities
                  Series A
                  6.00%, 04/01/06
                  Insured: AMBAC    ............................     1,047,500
  1,785,000       Ohio State Water
                  Development Authority, PCR
                  Water Control Loan Fund
                  Water Quality Series
                  5.00%, 12/01/15
                  Insured: MBIA     ............................     1,680,131
                                                                  ------------
                                                                     6,328,363
                                                                  ------------

                  PENNSYLVANIA - 4.18%

  2,000,000       Delaware Valley Regional
                  Finance Authority, Local
                  Government Revenue, Series B
                  5.60%, 07/01/17
                  Insured: AMBAC    ............................     1,970,000
  2,210,000       Elizabeth Forward School District, GO
                  Capital Appreciation, Series B
                  5.52%, 09/01/21 (A)
                  Insured: MBIA     ............................       618,800
  2,210,000       Elizabeth Forward School District, GO
                  Capital Appreciation, Series B
                  5.52%, 09/01/22 (A)
                  Insured: MBIA     ............................       580,125
  1,000,000       Luzerne County, GO, Series B
                  6.00%, 09/15/11
                  Insured: FGIC     ............................     1,004,080


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  PENNSYLVANIA (CONTINUED)

$ 1,500,000       Pennsylvania Housing Finance
                  Agency, Single Family Mortgage
                  Series 59-A, AMT
                  5.75%, 10/01/23   ............................  $  1,428,750
  1,000,000       Pennsylvania State, GO
                  Second Series A
                  Pre-refunded 11/01/01
                  6.50%, 11/01/04
                  Insured: MBIA     ............................     1,041,250
  1,000,000       Pennsylvania State Higher
                  Education Facilities Authority
                  Temple University, First Series
                  5.25%, 04/01/14
                  Insured: MBIA     ............................       958,750
                                                                  ------------
                                                                     7,601,755
                                                                  ------------

                  PUERTO RICO - 1.77%

  3,000,000       Puerto Rico Electric Power Authority,
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA     ............................     3,210,000
                                                                  ------------

                  RHODE ISLAND - 2.51%

    190,000       Rhode Island Clean Water
                  Protection Finance Agency, PCR
                  Series A
                  Pre-refunded 10/01/02
                  6.75%, 10/01/13
                  Insured: MBIA     ............................       201,400
     10,000       Rhode Island Clean Water
                  Protection Finance Agency, PCR
                  Series A
                  Unrefunded Balance
                  6.75%, 10/01/13
                  Insured: MBIA     ............................        10,550
    700,000       Rhode Island Housing & Mortgage
                  Finance Corp., Homeownership
                  Opportunity, Series 13
                  6.70%, 10/01/15   ............................       725,375
  1,500,000       Rhode Island State HEBC
                  Higher Education Facilities
                  Johnson & Wales University
                  6.38%, 04/01/12
                  Insured: Connie Lee...........................     1,573,125
  1,500,000       Rhode Island State HEBC
                  Higher Education Facilities
                  Johnson & Wales University
                  Series A
                  5.75%, 04/01/12
                  Insured: Connie Lee...........................     1,528,125
    500,000       Rhode Island State HEBC
                  Miriam Hospital Foundation, Series B
                  Pre-refunded 04/01/03
                  6.50%, 04/01/13   ............................       528,125
                                                                  ------------
                                                                     4,566,700
                                                                  ------------

   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  SOUTH CAROLINA - 2.66%

$ 1,500,000       Greenville Waterworks
                  Revenue Bonds
                  5.50%, 02/01/22   ............................  $  1,447,500
  2,100,000       Oconee County, PCR
                  Duke Power Co. Project
                  5.80%, 04/01/14   ............................     2,086,875
    500,000       Piedmont Municipal
                  Power Agency
                  6.10%, 01/01/06
                  Insured: MBIA     ............................       526,250
    750,000       Richland County
                  Certificates of Participation
                  6.90%, 02/01/01
                  Insured: FGIC     ............................       764,070
                                                                  ------------
                                                                     4,824,695
                                                                  ------------

                  SOUTH DAKOTA - 0.57%

  1,000,000       Rapid City Sales Tax
                  Series B
                  6.20%, 06/01/12
                  Insured: FGIC     ............................     1,036,250
                                                                  ------------

                  TENNESSEE - 1.95%

    500,000       Memphis Water Revenue
                  Series A
                  6.00%, 01/01/07   ............................       515,000
  2,000,000       Metropolitan Government of
                  Nashville & Davidson County, GO
                  5.88%, 05/15/26   ............................     1,980,000
  1,000,000       Metropolitan Government of
                  Nashville & Davidson County
                  Health & Education Facilities Board
                  Vanderbilt University, Series B
                  6.30%, 10/01/14   ............................     1,040,000
                                                                  ------------
                                                                     3,535,000
                                                                  ------------

                  TEXAS - 10.48%

  1,000,000       Amarillo Health Facilities Corp.
                  Baptist St. Anthony Hospital Corp.
                  5.50%, 01/01/14
                  Insured: FSA      ............................       995,000
  5,000,000       Harris County, GO & Revenue
                  Capital Appreciation, Series A
                  5.18%, 08/15/07 (A)
                  Insured: FGIC     ............................     3,393,750
  2,170,000       Harris County Health Facilities
                  Development Corp., Memorial Hospital
                  System Project, Series A
                  6.00%, 06/01/13
                  Insured: MBIA     ............................     2,267,650


                       SEE NOTES TO FINANCIAL STATEMENTS.

TAX-EXEMPT BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  TEXAS (CONTINUED)

$ 4,000,000       Houston Water & Sewer System
                  Junior Lien, Series C
                  5.35%, 12/01/11 (A)
                  Insured: AMBAC    ............................  $  2,120,000
  1,775,000       Katy Independent School District
                  Capital Appreciation
                  3.56%, 08/15/11 (A)...........................       956,281
  1,750,000       Lower Colorado River Authority
                  Junior Lien, 4th Supplement
                  Capital Appreciation
                  5.45%, 01/01/13 (A)
                  Insured: FGIC     ............................       855,313
  2,000,000       Lower Colorado River Authority
                  Junior Lien, 5th Supplement
                  5.38%, 01/01/16   ............................     1,952,500
  2,000,000       Lower Neches Valley Authority IDC
                  Mobil Oil Refining Project
                  5.80%, 05/01/22   ............................     1,902,500
  2,000,000       New Braunfels Independent School
                  District, GO, Capital Appreciation
                  5.23%, 02/01/07 (A)...........................     1,395,000
  1,000,000       North Central Health
                  Facilities Development Corp.
                  Presbyterian Healthcare
                  Pre-refunded 06/01/05
                  5.90%, 06/01/21   ............................     1,037,500
  2,000,000       San Antonio Airport System
                  7.13%, 07/01/05
                  Insured: AMBAC    ............................     2,162,500
                                                                  ------------
                                                                    19,037,994
                                                                  ------------

                  UTAH - 1.18%

  2,500,000       Central Utah Water Conservancy, GO
                  Series D
                  5.00%, 04/01/27
                  Insured: AMBAC    ............................     2,146,875
                                                                  ------------

                  VIRGINIA - 1.15%

  1,000,000       Norfolk Industrial Development
                  Authority, Childrens Hospital
                  Kings Group
                  6.50%, 06/01/21
                  Insured: AMBAC    ............................     1,040,690
  1,025,000       Virginia State, GO
                  5.38%, 06/01/04   ............................     1,042,938
                                                                  ------------
                                                                     2,083,628
                                                                  ------------

                  WASHINGTON - 1.32%

  1,370,000       Seattle, GO
                  Series A
                  5.50%, 03/01/11   ............................     1,387,125

   PAR VALUE                                                          VALUE
  -----------                                                       ---------

                  WASHINGTON (CONTINUED)

$ 1,000,000       Washington State Public Power
                  Supply System, Nuclear Project
                  No. 2, Series C
                  7.30%, 07/01/00   ............................  $  1,004,220
                                                                  ------------
                                                                     2,391,345
                                                                  ------------

                  WEST VIRGINIA - 1.10%

  2,000,000       West Virginia School Building
                  Authority, Capital Improvement
                  5.50%, 07/01/11
                  Insured: AMBAC    ............................     2,002,500
                                                                  ------------
                  TOTAL MUNICIPAL SECURITIES ...................   175,490,260
                                                                  ------------
                  (Cost $179,312,224)

   SHARES
  --------

INVESTMENT COMPANIES - 2.06%

     40,417       Dreyfus Tax-Exempt Cash Management Fund               40,417
  3,701,086       Federated Tax-Free Obligations Fund ..........     3,701,086
                                                                  ------------
                  TOTAL INVESTMENT COMPANIES ...................     3,741,503
                                                                  ------------
                  (Cost $3,741,503)

TOTAL INVESTMENTS - 98.64%......................................   179,231,763
                                                                  ------------
(Cost $183,053,727)

NET OTHER ASSETS AND LIABILITIES - 1.36%........................     2,463,347
                                                                  ------------
NET ASSETS - 100.00%............................................  $181,695,110
                                                                  ============

----------------------------------------------------

(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC      American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
Connie Lee College Construction Loan Association
FGIC       Federal Guaranty Insurance Corp.
FHLMC      Federal Home Loan Mortgage Corp.
FSA        Financial Security Assurance Company
GNMA       Government National Mortgage Association
GO         General Obligation
HEBC       Health and Educational Building Corp.
HEFA       Health and Educational Facilities Authority
HFA        Housing Finance Authority
IDC        Industrial Development Corp.
IFA        Industrial Finance Agency
MBIA       Municipal Bond Insurance Association
PCR        Pollution Control Revenue
SP OB      Special Obligation


                       SEE NOTES TO FINANCIAL STATEMENTS.

NEW JERSEY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


MUNICIPAL SECURITIES - 96.42%

                  NEW JERSEY - 87.75%

$   235,000       Freehold Township
                  Board of Education, GO
                  5.38%, 07/15/10
                  Insured: FSA      ............................  $    236,762
    250,000       Lacey Municipal Utilities Authority
                  5.10%, 12/01/16
                  Insured: MBIA     ............................       232,500
     50,000       Lenape Regional High School
                  District, GO
                  5.00%, 04/01/12
                  Insured: FGIC     ............................        48,062
    500,000       Lindenwold Borough
                  School District, GO
                  5.20%, 06/01/25
                  Insured: FSA      ............................       453,125
    250,000       Mercer County Improvement Authority
                  Youth Center, Series B
                  5.00%, 02/15/14
                  Insured: FGIC     ............................       235,000
     50,000       Monmouth County Improvement Authority
                  Governmental Loan
                  5.50%, 12/01/07
                  Insured: AMBAC    ............................        51,250
    100,000       Morristown, GO
                  5.15%, 02/01/09
                  Insured: FSA      ............................       100,000
    250,000       New Brunswick, GO
                  4.80%, 09/15/13
                  Insured: MBIA     ............................       231,562
    250,000       New Jersey Building Authority
                  State Building Revenue
                  6.00%, 06/15/07   ............................       263,125
    250,000       New Jersey Economic Development
                  Authority, Educational Testing
                  Service, Series A
                  4.00%, 05/15/06
                  Insured: MBIA     ............................       230,937
    250,000       New Jersey Economic Development
                  Authority, State Office Buildings
                  5.25%, 06/15/08
                  Insured: AMBAC    ............................       252,188
     75,000       New Jersey
                  Environmental Infrastructure Trust
                  Wastewater Treatment, Series F
                  5.00%, 04/01/14
                  Insured: MBIA     ............................        70,406
    500,000       New Jersey
                  Environmental Infrastructure Trust
                  Wastewater Treatment, Series G
                  5.00%, 04/01/12
                  Insured: FGIC     ............................       480,000
    300,000       New Jersey Health Care Facilities Financing
                  Authority, Medical Center at Princeton
                  5.13%, 07/01/18
                  Insured: AMBAC    ............................       271,875


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  NEW JERSEY (CONTINUED)

$   190,000       New Jersey Sports & Exposition Authority
                  Convention Center Luxury Tax Revenue
                  Series A
                  6.00%, 07/01/13
                  Insured: MBIA     ............................   $   198,075
     75,000       New Jersey State, GO, Series D
                  5.40%, 02/15/03   ............................        76,031
    250,000       New Jersey State Educational Facilities
                  Authority, Richard Stockton College
                  Series C
                  5.10%, 07/01/23
                  Insured: AMBAC    ............................       222,500
    250,000       New Jersey State Higher
                  Education Assistance Authority
                  Student Loan Revenue, Series A, AMT
                  5.30%, 06/01/17
                  Insured: AMBAC    ............................       229,688
    300,000       New Jersey State Highway Authority
                  Garden State Parkway
                  5.60%, 01/01/17
                  Insured: FGIC     ............................       298,125
    290,000       New Jersey State HMFA
                  Home Buyer, Series G
                  4.63%, 04/01/15
                  Insured: MBIA     ............................       279,488
    250,000       New Jersey State HMFA
                  Home Buyer, Series O, AMT
                  5.80%, 10/01/20
                  Insured: MBIA     ............................       250,415
    250,000       New Jersey State HMFA
                  Series B
                  6.05%, 11/01/17
                  Insured: FSA      ............................       252,500
    400,000       New Jersey State Transportation Trust Fund
                  Authority, Transportation System, Series A
                  5.00%, 06/15/06   ............................       399,000
    250,000       New Jersey State Transportation Trust Fund
                  Authority, Transportation System, Series A
                  5.50%, 06/15/09   ............................       255,313
    400,000       New Jersey State Transportation Trust Fund
                  Authority, Transportation System, Series A
                  5.63%, 06/15/12   ............................       411,000
    295,000       New Jersey State Turnpike Authority, Series A
                  5.75%, 01/01/19
                  Insured: MBIA     ............................       295,000
    400,000       Ocean County, GO
                  General Improvement
                  5.30%, 12/01/06   ............................       406,500
     50,000       Old Tappan Board of Education, GO
                  5.10%, 04/01/15
                  Insured: FGIC     ............................        47,063
     50,000       Plumsted Township Board
                  of Education, GO
                  5.00%, 03/01/14
                  Insured: FGIC     ............................        47,000
    250,000       Trenton, GO
                  5.70%, 03/01/19
                  Insured: FGIC     ............................       248,125


                       SEE NOTES TO FINANCIAL STATEMENTS.

NEW JERSEY MUNICIPAL BOND FUND

APRIL 30, 2000 (UNAUDITED)


   PAR VALUE                                                          VALUE
  -----------                                                       ---------

                  NEW JERSEY (CONTINUED)

$   250,000       Union County, GO
                  General Improvement
                  5.13%, 02/01/16   ............................  $    235,000
    300,000       Vernon Township Board
                  of Education, GO
                  5.38%, 12/01/19
                  Insured: FGIC     ............................       286,500
    250,000       West Orange Board of Education
                  Certificate of Participation
                  5.63%, 10/01/29
                  Insured: MBIA     ............................       243,125
                                                                  ------------
                                                                     7,837,240
                                                                  ------------

                  PUERTO RICO - 8.67%

    250,000       Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA     ............................       265,000
    250,000       Puerto Rico Commonwealth, GO
                  5.00%, 07/01/27
                  Insured: FSA      ............................       219,063
     50,000       Puerto Rico Electric Power Authority
                  Series AA
                  5.25%, 07/01/17
                  Insured: MBIA     ............................        47,750
    250,000       Puerto Rico Electric Power Authority
                  Series DD
                  5.25%, 07/01/15
                  Insured: FSA      ............................       242,500
                                                                  ------------
                                                                       774,313
                                                                  ------------
                  TOTAL MUNICIPAL SECURITIES ......                  8,611,553
                                                                  ------------
                  (Cost $8,912,724)


     SHARES                                                           VALUE
  -----------                                                       ---------

INVESTMENT COMPANIES - 2.30%

     37,996       Dreyfus Tax-Exempt Cash Management
                  Fund..........................................  $     37,996
    167,464       Federated Tax-Free Obligations Fund...........       167,464
                                                                  ------------
                  TOTAL INVESTMENT COMPANIES ...................       205,460
                                                                  ------------
                  (Cost $205,460)

TOTAL INVESTMENTS - 98.72%......................................     8,817,013
                                                                  ------------
(Cost $9,118,184)

NET OTHER ASSETS AND LIABILITIEs - 1.28%........................       114,642
                                                                  ------------
NET ASSETS - 100.00%............................................  $  8,931,655
                                                                  ============

-----------------------------------------

AMBAC      American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
FGIC       Federal Guaranty Insurance Corp.
FSA        Financial Security Assurance Company
GO         General Obligation
HMFA       Housing and Mortgage Finance Agency
MBIA       Municipal Bond Insurance Association


                       SEE NOTES TO FINANCIAL STATEMENTS.

NEW YORK MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


MUNICIPAL SECURITIES - 97.40%

                  CALIFORNIA - 0.59%

$   500,000       Los Angeles Regional Airports
                  Improvement Corp., Lease Revenue
                  L.A. International Two
                  6.00%, 12/01/25 (A)
                  LOC: Societe Generale.........................  $    500,000
                                                                  ------------

                  New York - 94.04%

  1,000,000       Albany County, GO
                  5.50%, 06/01/08
                  Insured: FGIC     ............................     1,017,500
  1,000,000       Albany County Airport Authority, AMT
                  5.38%, 12/15/17
                  Insured: FSA      ............................       947,500
    100,000       Canandaigua City School District, GO
                  6.50%, 06/01/10
                  Insured: AMBAC    ............................       109,750
    550,000       Long Island Power Authority
                  Electric Systems Revenue, Series 6
                  5.95%, 05/01/33 (A)
                  LOC: ABN AMRO Bank, N.V.......................       550,000
  2,000,000       Long Island Power Authority
                  Electric Systems Revenue, Series A
                  5.50%, 12/01/13
                  Insured: FSA      ............................     2,015,000
  1,000,000       Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series A
                  5.50%, 04/01/16
                  Insured: MBIA     ............................       978,750
  2,000,000       Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series A
                  5.00%, 04/01/23
                  Insured: FGIC     ............................     1,740,000
  1,000,000       Metropolitan Transportation Authority,
                  Dedicated Tax Fund, Series C-1
                  5.25%, 07/01/17
                  Insured: FGIC     ............................       945,000
  2,000,000       Metropolitan Transportation Authority
                  Transportation Facilities Revenue
                  Series A
                  6.00%, 07/01/19   ............................     2,002,500
    600,000       Monroe County, GO
                  Public Improvement
                  Pre-refunded 03/01/01
                  6.10%, 03/01/09
                  Insured: MBIA     ............................       620,232
     25,000       Monroe County, GO
                  Public Improvement
                  Unrefunded Balance
                  6.10%, 03/01/09
                  Insured: MBIA     ............................        25,696
    900,000       Monroe County, GO
                  Public Improvement
                  Pre-refunded 06/01/04
                  6.10%, 06/01/14
                  Insured: AMBAC    ............................       952,875


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  NEW YORK (CONTINUED)

$ 1,000,000       Monroe County Water
                  Authority, Series A
                  6.25%, 08/01/11   ............................  $  1,030,000
  1,000,000       Monroe Woodbury
                  Central School District, GO
                  5.63%, 05/15/18
                  Insured: MBIA     ............................       985,000
  1,500,000       Municipal Assistance Corporation
                  for New York City, Series L
                  6.00%, 07/01/08   ............................     1,582,500
    500,000       New Castle, GO
                  Public Improvement
                  5.88%, 09/15/09   ............................       515,000
  2,060,000       New York City, GO
                  Capital Appreciation, Series F
                  4.59%, 08/01/08 (B)
                  Insured: MBIA     ............................     1,326,125
  3,500,000       New York City, GO
                  Capital Appreciation, Series G
                  4.65%, 08/01/08 (B)
                  Insured: MBIA     ............................     2,253,125
  1,000,000       New York City, GO
                  Series I
                  6.00%, 04/15/09   ............................     1,041,250
  1,000,000       New York City Industrial
                  Development Agency, Civic Facility
                  Trinity Episcopal School Corp. Project
                  5.25%, 06/15/17
                  Insured: MBIA     ............................       945,000
    500,000       New York City MWFA
                  Water & Sewer System, Series A
                  6.10%, 06/15/06   ............................       516,875
  2,000,000       New York City MWFA
                  Water & Sewer System, Series A
                  5.13%, 06/15/15   ............................     1,880,000
  1,000,000       New York City MWFA
                  Water & Sewer System, Series A
                  6.00%, 06/15/17   ............................     1,011,250
  1,000,000       New York City MWFA
                  Water & Sewer System, Series A
                  5.75%, 06/15/18
                  Insured: AMBAC    ............................       996,250
    750,000       New York City MWFA
                  Water & Sewer System, Series B
                  5.75%, 06/15/13
                  Insured: MBIA     ............................       751,582
  1,000,000       New York City MWFA
                  Water & Sewer System, Series B
                  5.75%, 06/15/26
                  Insured: MBIA     ............................       976,250
  1,000,000       New York City MWFA
                  Water & Sewer System, Series B
                  5.25%, 06/15/29
                  Insured: FSA      ............................       897,500
  1,725,000       New York City MWFA
                  Water & Sewer System, Series C
                  5.00%, 06/15/21
                  Insured: FGIC     ............................     1,515,844


                       SEE NOTES TO FINANCIAL STATEMENTS.

NEW YORK MUNICIPAL BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------

                  NEW YORK (CONTINUED)

$ 2,750,000       New York City Transitional Finance
                  Authority, Revenue, Series C
                  5.00%, 05/01/26   ............................  $  2,371,875
  2,000,000       New York City Trust For
                  Cultural Resources, Revenue
                  American Museum of
                  Natural History, Class A
                  5.60%, 04/01/18
                  Insured: MBIA     ............................     1,960,000
  1,000,000       New York State, GO
                  6.13%, 11/15/10   ............................     1,038,750
  3,000,000       New York State, GO
                  5.25%, 03/01/15   ............................     2,861,250
  2,500,000       New York State, GO, Series F
                  5.25%, 09/15/13   ............................     2,431,250
  2,000,000       New York State Dormitory Authority
                  City University System
                  Consolidated 2nd Generation, Series A
                  6.13%, 07/01/13
                  Insured: AMBAC    ............................     2,112,500
  2,000,000       New York State Dormitory Authority
                  Columbia University
                  5.00%, 07/01/18   ............................     1,840,000
  1,675,000       New York State Dormitory Authority
                  Fordham University
                  5.00%, 07/01/28
                  Insured: MBIA     ............................     1,436,313
  1,000,000       New York State Dormitory Authority
                  Ithaca College
                  5.00%, 07/01/21   ............................       878,750
  1,000,000       New York State Dormitory Authority
                  Lease Revenue Municipal Health
                  Facilities Improvement, Series 1
                  5.13%, 01/15/14
                  Insured: FSA      ............................       936,250
  1,175,000       New York State Dormitory Authority
                  Mount Sinai School of Medicine
                  Series B
                  5.70%, 07/01/11
                  Insured: MBIA     ............................     1,208,781
    500,000       New York State Dormitory Authority
                  New York University
                  6.25%, 07/01/09
                  Insured: FGIC     ............................       519,375
  1,000,000       New York State Dormitory Authority
                  New York University, Series A
                  6.00%, 07/01/17
                  Insured: MBIA     ............................     1,038,750
  2,000,000       New York State Dormitory Authority
                  New York University, Series A
                  5.75%, 07/01/20
                  Insured: MBIA     ............................     2,005,000
  2,225,000       New York State Dormitory Authority
                  Rochester Institute of Technology
                  5.30%, 07/01/17
                  Insured: MBIA     ............................     2,113,750


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  NEW YORK (CONTINUED)

$ 1,500,000       New York State Dormitory Authority
                  Rockefeller University
                  5.00%, 07/01/28   ............................  $  1,312,500
  1,000,000       New York State Dormitory Authority
                  State University Dormitory Facilities
                  Series A
                  6.00%, 07/01/30   ............................       981,250
     15,000       New York State Dormitory Authority,
                  University of Rochester, Unrefunded Balance
                  6.50%, 07/01/09   ............................        15,191
  1,125,000       New York State Dormitory Authority
                  University of Rochester, Series A
                  5.00%, 07/01/27
                  Insured: MBIA     ............................       966,094
    100,000       New York State EFC, PCR
                  State Water, Series A
                  6.40%, 09/15/06   ............................       104,625
    500,000       New York State EFC, PCR
                  State Water, Series B
                  6.50%, 09/15/08   ............................       523,750
  1,000,000       New York State EFC, PCR
                  State Water, Series E
                  5.00%, 06/15/13
                  Insured: MBIA     ............................       958,750
    100,000       New York State EFC, PCR
                  State Water, Series E
                  Pre-refunded 06/15/01
                  6.88%, 06/15/10   ............................       104,375
    500,000       New York State Housing Finance
                  Agency, Multifamily Mortgage
                  Housing, Series A
                  6.95%, 08/15/12   ............................       522,500
    300,000       New York State Local
                  Government Assistance Corp.
                  Series A
                  Pre-refunded 04/01/02
                  6.88%, 04/01/06   ............................       316,875
  1,500,000       New York State Local
                  Government Assistance Corp.
                  Series E
                  6.00%, 04/01/14
                  Insured: GO of New York State.................     1,575,000
    800,000       New York State Medical Care
                  Facilities Finance Agency
                  Second Mortgage Program
                  Health Care Projects, Series B
                  6.35%, 11/01/14   ............................       823,000
    500,000       New York State Mortgage Agency
                  Homeowner Mortgage, Series 27
                  6.90%, 04/01/15   ............................       520,625
  3,000,000       New York State Mortgage Agency
                  Homeowner Mortgage, Series 67, AMT
                  5.70%, 10/01/17   ............................     2,898,750
    125,000       New York State Mortgage Agency
                  Revenue, 8th Series
                  6.88%, 04/01/17   ............................       125,222


                       SEE NOTES TO FINANCIAL STATEMENTS.

NEW YORK MUNICIPAL BOND FUND

APRIL 30, 2000 (UNAUDITED)


   PAR VALUE                                                          VALUE
  -----------                                                       ---------

                  NEW YORK (CONTINUED)

$ 1,000,000       New York State Power Authority
                  Revenue, General Purpose, Series AA
                  6.38%, 01/01/12   ............................  $  1,043,750
    500,000       New York State Power Authority
                  Revenue, General Purpose, Series Z
                  6.63%, 01/01/12   ............................       524,375
    500,000       Onondaga County, GO
                  5.88%, 02/15/10   ............................       523,750
    100,000       Orleans County, GO
                  6.50%, 09/15/08   ............................       108,125
    200,000       Port Authority of New York
                  and New Jersey, Consolidated
                  Loan, Series 71
                  6.90%, 07/15/09   ............................       204,382
    500,000       Port Authority of New York
                  and New Jersey, Consolidated
                  Loan, Series 78
                  6.50%, 04/15/11   ............................       516,875
  1,000,000       Port Authority of New York and New Jersey,
                  SP OB, JFK International Air Terminal,
                  Series 6, AMT
                  6.00%, 12/01/07
                  Insured: MBIA     ............................     1,048,750
    545,000       Rensselaer County, GO
                  5.25%, 06/01/11
                  Insured: AMBAC    ............................       542,275
  2,000,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series B
                  5.50%, 01/01/30   ............................     1,872,500
  1,315,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series A
                  5.13%, 01/02/22   ............................     1,170,350
    500,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/06   ............................       507,500
    500,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/07   ............................       507,500
    750,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/08   ............................       761,250
    300,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.63%, 01/01/12   ............................       333,375
    750,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series Y
                  6.00%, 01/01/12   ............................       793,125


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  NEW YORK (CONTINUED)

$    80,000       Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  Pre-refunded 01/01/02
                  6.10%, 01/01/05
                  Insured: FGIC     ............................  $     82,800
     20,000       Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  Unrefunded Balance
                  6.10%, 01/01/05
                  Insured: FGIC     ............................        20,600
     50,000       Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  Unrefunded Balance
                  6.15%, 01/01/06
                  Insured: FGIC     ............................        51,500
    500,000       United Nations Development Corp.
                  Senior Lien, Series A
                  Pre-refunded 07/01/03
                  6.00%, 07/01/06   ............................       525,000
  1,000,000       United Nations Development Corp.
                  Senior Lien, Series A
                  Pre-refunded 07/01/03
                  6.00%, 07/01/12   ............................     1,050,000
    500,000       United Nations Development Corp.
                  Subordinated Lien, Series B
                  Pre-refunded 07/01/03
                  6.20%, 07/01/11   ............................       527,500
                                                                  ------------
                                                                    79,344,737
                                                                  ------------

                  PENNSYLVANIA - 0.79%

  2,210,000       Elizabeth Forward School District, GO
                  Capital Appreciation, Series B
                  5.68%, 09/01/20 (A)...........................       663,000
                                                                  ------------
                  PUERTO RICO - 1.27%

  1,000,000       Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA     ............................     1,070,000
                                                                  ------------
                  TEXAS - 0.71%

    600,000       Lone Star Airport Improvement
                  Authority, Series A-3
                  6.00%, 12/01/14 (A)
                  LOC: Royal Bank of Canada.....................       600,000
                                                                  ------------
                  TOTAL MUNICIPAL SECURITIES ...................    82,177,737
                                                                  ------------
                  (Cost $83,859,378)


                       SEE NOTES TO FINANCIAL STATEMENTS.

NEW YORK MUNICIPAL BOND FUND

APRIL 30, 2000 (UNAUDITED)


     SHARES                                                           VALUE
  -----------                                                       ---------


INVESTMENT COMPANIES - 1.47%

    290,096       Dreyfus Tax-Exempt Cash Management
                  Fund..........................................  $    290,096
    947,024       Federated New York Municipal Cash Trust              947,024
                                                                  ------------
                  TOTAL INVESTMENT COMPANIES ...................     1,237,120
                                                                  ------------
                  (Cost $1,237,120)

TOTAL INVESTMENTS - 98.87%......................................    83,414,857
                                                                  ------------
 (Cost $85,096,498)

NET OTHER ASSETS AND LIABILITIES - 1.13%........................       954,897
                                                                  ------------
NET ASSETS - 100.00%............................................  $ 84,369,754
                                                                  ============

----------------------------------------------------

(A)        Variable Rate Bond.  Rate shown  reflects the rate in effect at April
           30, 2000.
(B) Zero Coupon Bond. Rate shown reflects the effective yield to maturity at time of purchase.
AMBAC      American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
EFC        Environmental Facilities Corp.
FGIC       Federal Guaranty Insurance Corp.
FSA        Financial Security Assurance Company
GO         General Obligation
LOC        Letter of Credit
MBIA       Municipal Bond Insurance Association
MWFA       Municipal Water Finance Authority
PCR        Pollution Control Revenue
SP OB      Special Obligation


                       SEE NOTES TO FINANCIAL STATEMENTS.

CONNECTICUT MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


   PAR VALUE                                                          VALUE
  -----------                                                       ---------

MUNICIPAL SECURITIES - 97.37%

                  CALIFORNIA - 4.14%

$ 2,000,000       California State, GO
                  5.00%, 08/01/18   ............................  $  1,812,500
                                                                  ------------

                  Connecticut - 88.55%

    250,000       Cheshire, GO
                  5.10%, 08/15/07   ............................       250,625
    885,000       Colchester, GO, Lot A
                  5.40%, 08/15/10   ............................       901,594
    250,000       Connecticut State, GO, Series A
                  5.10%, 11/15/04   ............................       251,875
  1,000,000       Connecticut State, GO, Series A
                  5.13%, 03/01/10   ............................       997,500
    400,000       Connecticut State, GO, Series B
                  5.40%, 03/15/08   ............................       408,000
  1,000,000       Connecticut State, GO, Series B
                  5.38%, 10/01/11   ............................     1,008,750
    500,000       Connecticut State, GO, Series C
                  5.50%, 08/15/05   ............................       513,125
  1,000,000       Connecticut State, GO, Series E
                  6.00%, 03/15/12   ............................     1,065,000
    400,000       Connecticut State Airport Revenue
                  Bradley International Airport
                  7.40%, 10/01/04
                  Insured: FGIC     ............................       432,000
    500,000       Connecticut State Airport Revenue
                  Bradley International Airport
                  7.65%, 10/01/12
                  Insured: FGIC     ............................       553,125
    500,000       Connecticut State Clean Water Fund
                  7.00%, 01/01/11   ............................       518,155
    200,000       Connecticut State Clean Water Fund
                  6.00%, 10/01/12   ............................       213,500
    500,000       Connecticut State HEFA Backus (William W.)
                  Hospital Issue, Series D
                  5.63%, 07/01/17
                  Insured: AMBAC    ............................       493,750
    900,000       Connecticut State HEFA
                  Connecticut College, Series C1
                  5.50%, 07/01/27
                  Insured: MBIA     ............................       851,625
  2,000,000       Connecticut State HEFA
                  Fairfield University, Series I
                  5.25%, 07/01/25
                  Insured: MBIA     ............................     1,830,000
    750,000       Connecticut State HEFA
                  Greenwich Hospital Issue, Series A
                  5.30%, 07/01/08
                  Insured: MBIA     ............................       754,687
  1,060,000       Connecticut State HEFA
                  Middlesex Hospital, Series H
                  5.00%, 07/01/12
                  Insured: MBIA     ............................     1,018,925


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  CONNECTICUT (CONTINUED)

$   375,000       Connecticut State HEFA Newington
                  Childrens Hospital, Series A
                  5.65%, 07/01/05
                  Insured: MBIA     ............................  $    384,844
    500,000       Connecticut State HEFA
                  Trinity College, Series F
                  5.50%, 07/01/21
                  Insured: MBIA     ............................       478,750
    200,000       Connecticut State HFA Housing Mortgage
                  Finance Program, Series A
                  5.40%, 05/15/04   ............................       202,500
    105,000       Connecticut State HFA Housing Mortgage
                  Finance Program, Series A
                  5.60%, 05/15/05   ............................       107,231
    125,000       Connecticut State HFA Housing Mortgage
                  Finance Program, Series A-1
                  5.85%, 11/15/16   ............................       125,469
    400,000       Connecticut State HFA Housing Mortgage
                  Finance Program, Series B
                  6.25%, 11/15/05   ............................       417,000
    100,000       Connecticut State HFA Housing Mortgage
                  Finance Program, Series B
                  6.20%, 05/15/12   ............................       102,500
  1,500,000       Connecticut State HFA Housing Mortgage
                  Finance Program, Series D-2
                  5.45%, 11/15/24   ............................     1,366,875
    415,000       Connecticut State HFA Housing Mortgage
                  Finance Program, Series  F-1
                  5.60%, 05/15/14   ............................       413,444
    350,000       Connecticut State HFA Housing Mortgage
                  Finance Program, Series  F-2
                  4.50%, 05/15/00   ............................       349,982
    760,000       Connecticut State Higher Education
                  Supplemental Loan Authority Family
                  Education Loan Program, Series A
                  5.63%, 11/15/07   ............................       758,100
  1,000,000       Connecticut State Resource Recovery
                  Authority, Series A
                  5.75%, 11/15/07   ............................     1,037,500
    150,000       Connecticut State, SP OB Transportation
                  Infrastructure, Series A
                  5.10%, 09/01/04   ............................       150,937
    950,000       Connecticut State, SP OB Transportation
                  Infrastructure, Series A
                  5.13%, 09/01/05   ............................       957,125
    700,000       Connecticut State, SP OB Transportation
                  Infrastructure, Series A
                  5.40%, 04/01/07   ............................       710,500
  1,250,000       Connecticut State, SP OB Transportation
                  Infrastructure, Series A
                  5.25%, 09/01/07   ............................     1,260,937
  1,500,000       Connecticut State, SP OB Transportation
                  Infrastructure, Series A
                  5.38%, 09/01/08   ............................     1,524,375
  1,750,000       Connecticut State, SP OB Transportation
                  Infrastructure, Series A
                  5.50%, 10/01/12   ............................     1,782,812


                       SEE NOTES TO FINANCIAL STATEMENTS.

CONNECTICUT MUNICIPAL BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  CONNECTICUT (CONTINUED)

$   400,000       Connecticut State, SP OB Transportation
                  Infrastructure, Series B
                  6.13%, 09/01/12   ............................  $    426,500
    200,000       Danbury, GO
                  5.63%, 02/01/13   ............................       207,000
    250,000       East Hampton, GO
                  5.10%, 06/15/05
                  Insured: MBIA     ............................       251,875
  1,100,000       Fairfield, GO
                  5.00%, 01/01/18   ............................     1,017,500
    500,000       Hamden, GO
                  5.50%, 08/15/14
                  Insured: MBIA     ............................       501,875
    250,000       Hartford County Metropolitan District, GO
                  6.70%, 10/01/09   ............................       280,313
    300,000       Meriden, GO
                  5.75%, 10/15/04
                  Insured: AMBAC    ............................       310,875
    580,000       Monroe, GO
                  5.63%, 04/15/14
                  Insured: FGIC     ............................       585,075
    370,000       Montville, GO
                  5.30%, 12/01/09   ...........................        374,625
    500,000       New Canaan, GO
                  4.75%, 02/01/18   ............................       443,125
  1,500,000       New Haven, GO
                  5.38%, 02/15/11
                  Insured: FGIC     ............................     1,513,125
    100,000       New Milford, GO
                  5.80%, 10/01/01   ............................       101,625
    250,000       New Milford, GO
                  5.50%, 08/01/08   ............................       256,875
  1,000,000       New Milford, GO
                  5.00%, 05/15/15   ............................       947,500
    350,000       Norwalk, GO
                  5.00%, 01/15/05   ............................       351,313
    200,000       Norwalk, GO
                  5.00%, 01/15/06   ............................       200,500
    500,000       Norwich, GO
                  5.63%, 09/15/07   ............................       515,000
    330,000       Regional School District No. 5, GO
                  5.05%, 05/15/04   ............................       330,825
    135,000       Regional School District No. 5, GO
                  5.15%, 05/15/05   ............................       135,506
    225,000       South Central Regional Water Authority
                  Water System, Series 11
                  5.75%, 08/01/12
                  Insured: FGIC     ............................       230,906
    175,000       South Central Regional Water Authority
                  Water System, Series 12
                  5.13%, 08/01/07
                  Insured: FGIC     ............................       175,438
  1,300,000       Torrington, GO
                  5.13%, 09/15/12
                  Insured: FGIC     ............................     1,280,500
    100,000       Trumbull, GO
                  6.00%, 05/15/04   ............................       104,000


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  Connecticut (continued)

$ 2,000,000       University of Connecticut, GO, Series A
                  5.38%, 03/01/19
                  Insured: MBIA     ............................  $  1,922,500
    100,000       West Hartford, GO
                  6.00%, 05/01/07   ............................       106,000
    250,000       West Haven, GO, Series B
                  5.40%, 06/01/09   ............................       253,125
  1,890,000       Westport, GO
                  5.00%, 07/15/18   ............................     1,764,788
                                                                  ------------
                                                                    38,781,406
                                                                  ------------

                  PUERTO RICO - 4.68%

  1,000,000       Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA     ............................     1,060,000
  1,000,000       Puerto Rico Municipal Finance Agency, GO,
                  Series A
                  5.50%, 07/01/17
                  Insured: FSA      ............................       987,500
                                                                  ------------
                                                                     2,047,500
                                                                  ------------
                  TOTAL MUNICIPAL SECURITIES ...................    42,641,406
                                                                  ------------
                  (Cost $43,194,320)

    SHARES
   --------

INVESTMENT COMPANIES - 1.58%

    675,600       Dreyfus Tax-Exempt Cash
                  Management Fund...............................       675,600
     17,789       Federated Connecticut
                  Municipal Cash Trust..........................        17,789
                                                                  ------------
                  TOTAL INVESTMENT COMPANIES ...................       693,389
                                                                  ------------
                  (Cost $693,389)

TOTAL INVESTMENTS - 98.95%......................................    43,334,795
                                                                  ------------
(Cost $43,887,709)

NET OTHER ASSETS AND LIABILITIES - 1.05%........................       460,904
                                                                  ------------
NET ASSETS - 100.00%............................................  $ 43,795,699
                                                                  ============

---------------------------------------------

AMBAC     American Municipal Bond Assurance Corp.
FGIC      Federal Guaranty Insurance Corp.
FSA       Financial Security Assurance Company
GO        General Obligation
HEFA      Health and Educational Facilities Authority
HFA       Housing Finance Authority
MBIA      Municipal Bond Insurance Association
SP OB     Special Obligation


                       SEE NOTES TO FINANCIAL STATEMENTS.

MASSACHUSETTS MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


MUNICIPAL SECURITIES - 97.76%

                  MASSACHUSETTS - 92.78%

$   300,000       Attleboro, GO
                  5.20%, 07/01/02
                  Insured: AMBAC    ............................  $    303,000
    250,000       Boston, GO
                  5.25%, 10/01/05
                  Insured: MBIA     ............................       253,125
    360,000       Boston, GO, Series A
                  5.45%, 02/01/07
                  Insured: AMBAC    ............................       365,850
    225,000       Boston, GO, Series A
                  5.55%, 02/01/08
                  Insured: AMBAC    ............................       228,656
    200,000       Boston Water & Sewer Commission
                  General Purpose, Senior Series A
                  5.50%, 11/01/01
                  Insured: FSA      ............................       202,500
    230,000       Boston Water & Sewer Commission
                  General Purpose, Senior Series A
                  Pre-refunded 11/01/01
                  7.00%, 11/01/18
                  Insured: FGIC     ............................       242,075
    100,000       Brookline, GO
                  5.60%, 09/01/10   ............................       102,375
    250,000       Deerfield, GO
                  5.60%, 06/15/02   ............................       253,750
  2,015,000       Everett, GO
                  6.00%, 12/15/11
                  Insured: MBIA     ............................     2,135,900
    250,000       Franklin, GO
                  5.50%, 11/15/02
                  Insured: MBIA     ............................       254,687
  2,385,000       Holden, GO
                  Municipal Purpose Loan
                  5.75%, 03/01/18
                  Insured: FGIC     ............................     2,387,981
    100,000       Kingston, GO
                  5.70%, 08/01/07   ............................       102,500
    250,000       Lowell, GO
                  6.05%, 04/01/11
                  Insured: FSA      ............................       260,625
    100,000       Lynn Water & Sewer Commission
                  5.30%, 12/01/06
                  Insured: FGIC     ............................       101,000
  2,000,000       Massachusetts Bay Transportation
                  Authority, General Transportation
                  System, Series A
                  5.40%, 03/01/08   ............................     2,030,000
  1,000,000       Massachusetts Bay Transportation
                  Authority, General Transportation
                  System, Series D
                  5.00%, 03/01/11   ............................     1,002,500
    130,000       Massachusetts Bay Transportation
                  Authority, Series A
                  6.00%, 03/01/12   ............................       135,200
    200,000       Massachusetts Bay Transportation
                  Authority, Series A
                  5.75%, 03/01/22   ............................      203,500


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  MASSACHUSETTS (CONTINUED)

$   750,000       Massachusetts Educational Financing
                  Authority, Issue G, Series A, AMT
                  5.15%, 12/01/15
                  Insured: MBIA     ............................  $    685,312
    250,000       Massachusetts State, GO
                  Consolidated Loan, Series A
                  5.75%, 02/01/15
                  Insured: MBIA     ............................       259,688
    250,000       Massachusetts State, GO
                  Consolidated Loan, Series B
                  5.10%, 07/01/03   ............................       251,250
  1,300,000       Massachusetts State, GO
                  Consolidated Loan, Series C
                  5.63%, 08/01/14
                  Insured: MBIA     ............................     1,347,125
  1,000,000       Massachusetts State, GO
                  Consolidated Loan, Series C
                  5.02%, 08/01/18 (A)...........................       340,000
    370,000       Massachusetts State, GO
                  Federal Assisted Housing
                  6.00%, 02/01/08   ............................       381,563
    250,000       Massachusetts State, GO, Series A
                  6.25%, 07/01/02   ............................       257,188
    250,000       Massachusetts State, GO, Series A
                  6.25%, 07/01/04   ............................       261,563
    750,000       Massachusetts State, GO, Series A
                  5.25%, 02/01/08   ............................       752,813
    200,000       Massachusetts State, GO, Series B
                  5.30%, 11/01/05   ............................       202,750
    100,000       Massachusetts State, GO, Series B
                  5.50%, 11/01/07   ............................       102,375
  1,000,000       Massachusetts State, SP OB
                  and Revenue, Consolidated Loan
                  Series A
                  5.50%, 06/01/13   ............................     1,010,000
    350,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  5.80%, 06/01/00
                  Insured: AMBAC    ............................       350,322
    300,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  7.00%, 06/01/02   ............................       312,750
    200,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  6.00%, 06/01/13
                  Insured: AMBAC    ............................       204,750
    250,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  Pre-refunded 06/01/04
                  5.80%, 06/01/14   ............................       259,375
  4,000,000       Massachusetts State
                  Capital Appreciation, Series A
                  Federal Highway Note
                  5.15%, 06/15/15 (A)...........................     1,670,000
    100,000       Massachusetts State
                  Convention Center Authority
                  Boston Common Parking Garage
                  Series A
                  5.35%, 09/01/06   ............................       101,250


                       SEE NOTES TO FINANCIAL STATEMENTS.

MASSACHUSETTS MUNICIPAL BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  MASSACHUSETTS (CONTINUED)

$   100,000       Massachusetts State
                  Convention Center Authority
                  Boston Common Parking Garage
                  Series A
                  5.40%, 09/01/07   ............................  $    101,250
  2,000,000       Massachusetts State
                  Development Finance Agency
                  Higher Education, Smith College
                  5.75%, 07/01/23   ............................     1,965,000
    800,000       Massachusetts State
                  Development Finance Agency
                  Regis College
                  5.00%, 10/01/08   ............................       749,000
  1,000,000       Massachusetts State
                  Grant Anticipation Notes, Series A
                  5.50%, 06/15/14   ............................       990,000
  1,000,000       Massachusetts State HEFA
                  Amherst College, Series G
                  5.00%, 11/01/18   ............................       896,250
  2,000,000       Massachusetts State HEFA
                  Amherst College, Series G
                  5.38%, 11/01/20   ............................     1,872,500
    400,000       Massachusetts State HEFA
                  Beth Israel Hospital, Series G
                  5.70%, 07/01/05
                  Insured: AMBAC    ............................       408,500
  1,000,000       Massachusetts State HEFA
                  Caregroup, Series A
                  5.50%, 07/01/08   ............................     1,016,250
  1,000,000       Massachusetts State HEFA
                  Harvard University, Series P
                  5.63%, 11/01/26   ............................       981,250
  1,000,000       Massachusetts State HEFA
                  Harvard University, Series P
                  5.38%, 11/01/32   ............................       931,250
    100,000       Massachusetts State HEFA
                  McLean Hospital Issue, Series C
                  6.63%, 07/01/15
                  Insured: FGIC     ............................       105,625
    250,000       Massachusetts State HEFA
                  Medical Center of Central
                  Massachusetts, Series B
                  6.00%, 07/01/02
                  Insured: AMBAC    ............................       255,625
  1,110,000       Massachusetts State HEFA
                  Northeastern University, Series G
                  5.50%, 10/01/12
                  Insured: MBIA     ............................     1,125,262
  1,435,000       Massachusetts State HEFA Partners
                  Healthcare System, Series A
                  5.38%, 07/01/17
                  Insured: MBIA     ............................     1,357,869
    100,000       Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.40%, 07/01/07
                  Insured: MBIA     ............................       100,625


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  MASSACHUSETTS (CONTINUED)

$   325,000       Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.50%, 07/01/13
                  Insured: MBIA     ............................  $    322,969
  1,000,000       Massachusetts State HEFA
                  University of Massachusetts, Series A
                  5.88%, 10/01/29
                  Insured: FGIC     ............................       986,250
    500,000       Massachusetts State HEFA
                  Williams College, Series D
                  5.40%, 07/01/05   ............................       510,000
  1,750,000       Massachusetts State HEFA
                  Williams College, Series F
                  5.50%, 07/01/26   ............................     1,658,125
    150,000       Massachusetts State HFA
                  Single Family, Series 41
                  5.25%, 06/01/01   ............................       151,260
  1,250,000       Massachusetts State IFA
                  Belmont Hill School
                  5.63%, 09/01/20   ............................     1,176,562
    400,000       Massachusetts State IFA
                  Brooks School
                  5.95%, 07/01/23   ............................       418,500
  1,000,000       Massachusetts State IFA
                  Combined Jewish Philanthropies
                  Series A
                  6.38%, 02/01/15
                  Insured: AMBAC    ............................     1,037,500
  1,000,000       Massachusetts State IFA
                  Concord Academy
                  5.50%, 09/01/27   ............................       881,250
  1,000,000       Massachusetts State IFA
                  Groton School, Series A
                  5.00%, 03/01/28   ............................       863,750
    250,000       Massachusetts State IFA
                  Lesley College Project, Series A
                  6.00%, 07/01/10
                  Insured: Connie Lee...........................       261,562
    300,000       Massachusetts State IFA
                  Milton Academy, Series B
                  5.30%, 09/01/08
                  Insured: MBIA     ............................       301,875
    950,000       Massachusetts State IFA Nantucket Electric
                  Company, Series A, AMT
                  5.88%, 07/01/17
                  Insured: AMBAC    ............................       953,562
    500,000       Massachusetts State IFA
                  Park School
                  5.90%, 09/01/26   ............................       474,375
  2,000,000       Massachusetts State IFA
                  Phillips Academy
                  5.38%, 09/01/23   ............................     1,882,500
  1,210,000       Massachusetts State IFA
                  Trustees Deerfield Academy
                  5.00%, 10/01/23   ............................     1,073,875


                       SEE NOTES TO FINANCIAL STATEMENTS.

MASSACHUSETTS MUNICIPAL BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  MASSACHUSETTS (CONTINUED)

$ 1,830,000       Massachusetts State IFA
                  Tufts University, Series H
                  5.50%, 02/15/13
                  Insured: MBIA     ............................  $  1,846,012
  1,200,000       Massachusetts State IFA
                  Wentworth Institute of Technology
                  5.65%, 10/01/18   ............................     1,116,000
  1,300,000       Massachusetts State IFA
                  Worcester Polytechnic Institute, Series 2
                  5.25%, 09/01/14
                  Insured: MBIA     ............................     1,252,875
    610,000       Massachusetts State Port Authority
                  5.63%, 07/01/12   ............................       622,200
    250,000       Massachusetts State Port Authority
                  Series B
                  5.30%, 07/01/01   ............................       251,875
  1,000,000       Massachusetts State Port Authority
                  Series C
                  5.13%, 07/01/16   ............................       928,750
  2,000,000       Massachusetts State Port Authority
                  Series C
                  5.63%, 07/01/18   ............................     1,957,500
    250,000       Massachusetts State Turnpike
                  Authority, Series A
                  5.00%, 01/01/13   ............................       242,187
  1,000,000       Massachusetts State Turnpike Authority,
                  Metropolitan Highway System, Subordinated
                  Series A
                  5.13%, 01/01/09
                  Insured: AMBAC    ............................       995,000
    500,000       Massachusetts State Turnpike Authority,
                  Metropolitan Highway System, Subordinated
                  Series A
                  5.00%, 01/01/39
                  Insured: AMBAC    ............................       418,125
    250,000       Massachusetts State WPAT
                  Pooled Loan Program, Series 1
                  5.00%, 02/01/02   ............................       251,563
  2,000,000       Massachusetts State WPAT
                  Pooled Loan Program, Series 5
                  5.75%, 08/01/16   ............................     2,025,000
    225,000       Massachusetts State WPAT
                  Series A
                  Prerefunded
                  5.40%, 08/01/11   ............................       227,531
     25,000       Massachusetts State WPAT
                  Series A
                  Unrefunded balance
                  5.40%, 08/01/11   ............................        25,281
    300,000       Massachusetts State WRA
                  Series A
                  6.30%, 12/01/01   ............................       307,500
    190,000       Massachusetts State WRA
                  Series A
                  Pre-refunded 07/15/02
                  6.50%, 07/15/21   ............................       200,213


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  MASSACHUSETTS (CONTINUED)

$   300,000       Massachusetts State WRA
                  Series B
                  5.88%, 11/01/04   ............................  $    310,500
  1,165,000       Massachusetts State WRA
                  Series B
                  5.50%, 08/01/15
                  Insured: FSA      ............................     1,165,000
  1,000,000       Methuen, GO
                  5.63%, 11/15/14
                  Insured: FSA      ............................     1,008,750
    220,000       Nantucket Island Land Bank
                  GO and Revenue, Series E
                  7.25%, 07/01/19   ............................       230,725
    450,000       New England Education Loan
                  Marketing Corp., Issue A
                  5.80%, 03/01/02   ............................       456,188
    200,000       Northampton, GO
                  5.30%, 09/01/10
                  Insured: AMBAC    ............................       200,500
    150,000       Salem, GO
                  5.80%, 07/15/06
                  Insured: AMBAC    ............................       154,500
    100,000       Salem, GO
                  5.90%, 07/15/07
                  Insured: AMBAC    ............................       103,125
    200,000       Sandwich, GO
                  5.40%, 11/01/07
                  Insured: AMBAC    ............................       203,250
  1,000,000       Southeastern Massachusetts University
                  Building Authority, Series A
                  5.75%, 05/01/16
                  Insured: AMBAC    ............................     1,005,000
  1,500,000       Springfield, GO
                  Municipal Purpose Loan
                  5.00%, 09/01/15   ............................     1,411,875
  1,000,000       Springfield, GO
                  Municipal Purpose Loan
                  6.00%, 10/01/16   ............................     1,030,000
  1,000,000       Springfield, GO
                  Municipal Purpose Loan
                  5.00%, 11/15/18   ............................       905,000
    400,000       Taunton, GO
                  8.00%, 02/01/01   ............................       410,240
    250,000       University of Lowell
                  Building Authority
                  Fifth Series A
                  6.75%, 11/01/03
                  Insured: AMBAC    ............................       264,375
    200,000       University of Massachusetts
                  Building Authority, Series A
                  5.50%, 05/01/03
                  Insured: MBIA     ............................       203,250
    100,000       Woods Hole, Martha's Vineyard
                  & Nantucket Steamship Bonds, Series B
                  6.00%, 03/01/02   ............................       102,125
                                                                  ------------
                                                                    66,957,484
                                                                  ------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

MASSACHUSETTS MUNICIPAL BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------



                  PUERTO RICO - 4.98%

$ 1,000,000       Puerto Rico Commonwealth, GO
                  Public Improvement
                  5.50%, 07/01/13   ............................  $  1,008,750
    500,000       Puerto Rico Commonwealth
                  Aqueduct & Sewer Authority
                  6.00%, 07/01/09
                  Insured: Commonwealth Guaranteed..............       526,875
  1,000,000       Puerto Rico Electric Power Authority,
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA     ............................     1,070,000
  1,000,000       Puerto Rico Municipal Finance Agency, GO,
                  Series A
                  5.50%, 07/01/17
                  Insured: FSA      ............................       987,500
                                                                  ------------
                                                                     3,593,125
                                                                  ------------
                  TOTAL MUNICIPAL SECURITIES ...................    70,550,609
                                                                  ------------
                  (Cost $72,357,539)


   SHARES                                                             VALUE
  --------                                                          ---------

INVESTMENT COMPANIES - 0.93%

    527,897       Dreyfus Tax-Exempt Cash
                  Management Fund...............................  $    527,897
    145,876       Federated Massachusetts
                  Municipal Cash Trust..........................       145,876
                                                                  ------------
                  TOTAL INVESTMENT COMPANIES ...................      673,773
                                                                  ------------
                  (Cost $673,773)

TOTAL INVESTMENTS - 98.69%......................................    71,224,382
                                                                  ------------
 (Cost $73,031,312)

NET OTHER ASSETS AND LIABILITIES - 1.31%........................       945,461
                                                                  ------------
NET ASSETS - 100.00%............................................  $ 72,169,843
                                                                  ============

--------------------------------------------------------

(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC      American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
Connie Lee College Construction Loan Association
FGIC       Federal Guaranty Insurance Corp.
FSA        Financial Security Assurance Company
GO         General Obligation
HEFA       Health and Educational Facilities Authority
HFA        Housing Finance Agency
IFA        Industrial Finance Agency
MBIA       Municipal Bond Insurance Association
SP OB      Special Obligation
WPAT       Water Pollution Abatement Test
WRA        Water Resource Authority


                       SEE NOTES TO FINANCIAL STATEMENTS.

RHODE ISLAND MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


MUNICIPAL SECURITIES - 96.54%

                  NEVADA - 1.08%

$   300,000       Nevada State, GO, Projects 66 & 67,
                  Series A
                  5.00%, 05/15/28
                  Insured: FGIC     ............................  $    255,375
                                                                  ------------

                  PUERTO RICO - 10.36%

    250,000       Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA     ............................       265,000
    500,000       Puerto Rico Commonwealth, GO, Public
                  Improvement
                  5.50%, 07/01/12   ............................       506,250
    500,000       Puerto Rico Commonwealth Special Tax
                  Revenue, Series A, Infrastructure Finance
                  Authority
                  5.00%, 07/01/16
                  Insured: AMBAC    ............................       463,750
    500,000       Puerto Rico Electric Power Authority Revenue,
                  Series EE
                  5.25%, 07/01/15
                  Insured: MBIA     ............................       485,000
    400,000       Puerto Rico Municipal Finance Agency,
                  Series A
                  6.00%, 07/01/14
                  Insured: FSA      ............................       422,000
    315,000       Puerto Rico Municipal Finance Agency, GO,
                  Series A
                  5.50%, 07/01/17
                  Insured: FSA      ............................       311,062
                                                                  ------------
                                                                     2,453,062
                                                                  ------------

                  RHODE ISLAND - 80.86%

    500,000       Bristol County Water Authority Revenue,
                  General, Series A
                  5.00%, 07/01/16
                  Insured: MBIA     ............................       458,125
    200,000       Burrillville, GO
                  5.85%, 05/01/14
                  Insured: FGIC     ............................       204,250
    500,000       Convention Center Authority, Series A
                  6.38%, 05/15/23
                  Insured: MBIA     ............................       518,905
    500,000       Lincoln, GO
                  5.50%, 08/15/10
                  Insured: MBIA     ............................       506,250
    500,000       North Kingstown, GO
                  5.75%, 10/01/19
                  Insured: FGIC     ............................       496,875
    500,000       Pawtucket, GO
                  5.70%, 01/15/06
                  Insured: MBIA     ............................       514,375


   PAR VALUE                                                          VALUE
  -----------                                                       ---------

                  RHODE ISLAND (CONTINUED)

$   300,000       Pawtucket, GO
                  5.63%, 04/15/07
                  Insured: MBIA     ............................  $    309,750
    500,000       Providence, GO
                  5.45%, 01/15/10
                  Insured: FSA      ............................       506,875
    400,000       Providence, GO
                  5.75%, 04/15/11
                  Insured: FGIC     ............................       410,000
    500,000       Rhode Island Clean Water Protection
                  Finance Agency PCR, Series A
                  5.25%, 10/01/16
                  Insured: AMBAC    ............................       470,625
    150,000       Rhode Island Clean Water Protection
                  Finance Agency Safe Drinking Water
                  Providence, Series A
                  6.20%, 01/01/06
                  Insured: AMBAC    ............................       156,750
    100,000       Rhode Island Clean Water Protection
                  Finance Agency Safe Drinking Water
                  Providence, Series A
                  6.70%, 01/01/15
                  Insured: AMBAC    ............................       107,125
    500,000       Rhode Island Clean Water Protection
                  Finance Agency Wastewater Treatment
                  System, Cranston
                  5.80%, 09/01/22
                  Insured: MBIA     ............................       480,625
    500,000       Rhode Island Depositors Economic
                  Protection Corp. SP OB, Series A
                  5.75%, 08/01/21   ............................       503,125
    250,000       Rhode Island Depositors Economic
                  Protection Corp. SP OB, Series B
                  5.25%, 08/01/21   ............................       247,813
    500,000       Rhode Island Port Authority & Economic
                  Development Corp., Shepard Building
                  Project, Series B
                  6.75%, 06/01/15
                  Insured: AMBAC    ............................       539,375
    200,000       Rhode Island State, GO, Series A
                  6.10%, 06/15/03   ............................       206,750
    150,000       Rhode Island State, GO, Series A
                  6.25%, 06/15/07   ............................       156,563
    500,000       Rhode Island State EDC Airport, Series B
                  5.00%, 07/01/18
                  Insured: FSA      ............................       445,625
    500,000       Rhode Island State EDC Airport, Series B
                  5.00%, 07/01/23
                  Insured: FSA      ............................       435,000
    225,000       Rhode Island State EDC Airport, Series B
                  5.00%, 07/01/28
                  Insured: FSA      ............................       191,531
    750,000       Rhode Island State EDC, University of
                  Rhode Island Steam Generation Facility
                  Project
                  5.00%, 11/01/19
                  Insured: FSA      ............................       668,437


                       SEE NOTES TO FINANCIAL STATEMENTS.

RHODE ISLAND MUNICIPAL BOND FUND

APRIL 30, 2000 (UNAUDITED)



   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  RHODE ISLAND (CONTINUED)

$   500,000       Rhode Island State HEBC Higher Education
                  Facility, Brown University
                  6.00%, 09/01/20   ............................  $    511,250
  1,000,000       Rhode Island State HEBC Higher Education
                  Facility, Brown University
                  5.00%, 09/01/23   ............................       871,250
    275,000       Rhode Island State HEBC Higher Education
                  Facility, Bryant College SP OB
                  6.50%, 06/01/05
                  Insured: MBIA     ............................       287,375
  1,420,000       Rhode Island State HEBC Higher Education
                  Facility, Johnson & Wales
                  5.50%, 04/01/18   ............................     1,377,400
    475,000       Rhode Island State HEBC Higher Education
                  Facility, New England Institute
                  6.00%, 03/01/15
                  Insured: Connie Lee...........................       484,500
    300,000       Rhode Island State HEBC Higher Education
                  Facility, Providence College
                  5.60%, 11/01/09
                  Insured: MBIA     ............................       303,000
    500,000       Rhode Island State HEBC Higher Education
                  Facility, Rhode Island School of Design
                  5.63%, 06/01/16
                  Insured: MBIA     ............................       492,500
    325,000       Rhode Island State HEBC Higher Education
                  Facility, Roger Williams
                  6.50%, 11/15/24
                  Insured: Connie Lee...........................       342,875
    300,000       Rhode Island State HEBC Higher Education
                  Facility, Saint Antoine
                  6.75%, 11/15/18
                  LOC: Allied Island State HMFC.................       322,125
    260,000       Rhode Island State HEBC Higher Education
                  Facility, Salve Regina
                  6.25%, 03/15/13
                  Insured: Connie Lee...........................       268,125
    175,000       Rhode Island State HEBC Higher Education
                  Facility, Unrefunded
                  6.50%, 11/15/24
                  Insured: Connie Lee...........................       183,531
    500,000       Rhode Island State HEBC, Miriam Hospital
                  6.60%, 04/01/19   ............................       529,375
    300,000       Rhode Island State HMFC Homeownership
                  Opportunity, Series 17-A
                  6.25%, 04/01/17   ............................       305,625
    500,000       Rhode Island State HMFC Homeownership
                  Opportunity, Series 19-A
                  5.70%, 04/01/15   ............................       493,750
    500,000       Rhode Island State HMFC Homeownership
                  Opportunity, Series 22-A
                  5.55%, 04/01/17   ............................       484,375


   PAR VALUE                                                          VALUE
  -----------                                                       ---------


                  RHODE ISLAND (CONTINUED)

$   500,000       Rhode Island State HMFC Homeownership
                  Opportunity, Series 29-A
                  5.05%, 10/01/15
                  Insured: FHA      ............................  $    450,625
    500,000       Rhode Island State HMFC Homeownership
                  Opportunity, Series 33-B
                  5.75%, 04/01/22   ............................       498,750
    500,000       Rhode Island State HMFC Multifamily
                  Housing, Series A
                  5.60%, 07/01/10
                  Insured: AMBAC    ............................       502,500
    500,000       Rhode Island State HMFC Multifamily
                  Housing, Series A
                  6.15%, 07/01/17
                  Insured: AMBAC    ............................       506,250
    250,000       Rhode Island State HMFC Rental Housing
                  Program, Series A
                  5.65%, 10/01/07   ............................       250,625
    500,000       Rhode Island State Industrial Facilities Corp.,
                  Revenue Marine Terminal, Mobil Oil Refining
                  6.00%, 11/01/14   ............................       523,750
    400,000       Rhode Island State Turnpike & Bridge
                  Authority
                  5.35%, 12/01/17   ............................       372,500
    100,000       South Kingstown, GO, Series B
                  5.50%, 06/15/10
                  Insured: FSA      ............................       101,625
    140,000       Westerly, GO
                  6.00%, 09/15/14
                  Insured: AMBAC    ............................       143,850
                                                                  ------------
                                                                    19,142,280
                                                                  ------------

                  WASHINGTON - 2.10%

  1,000,000       Seattle, GO, Series E
                  4.85%, 12/15/12 (A)...........................       497,500
                                                                  ------------

                  WISCONSIN - 2.14%

    500,000       Milwaukee County, GO, Series A
                  5.70%, 09/01/15   ............................       505,625
                                                                  ------------
                  TOTAL MUNICIPAL SECURITIES ...................    22,853,842
                                                                  ------------
                  (Cost $23,136,274)


                       SEE NOTES TO FINANCIAL STATEMENTS.

RHODE ISLAND MUNICIPAL BOND FUND

APRIL 30, 2000 (UNAUDITED)



     SHARES                                                           VALUE
  -----------                                                       ---------


INVESTMENT COMPANIES - 2.27%

     14,276       Dreyfus Tax-Exempt Cash Management
                  Fund..........................................  $     14,276
    522,943       Federated Tax-Free Obligations Fund...........       522,943
                                                                  ------------
                  TOTAL INVESTMENT COMPANIES ...................       537,219
                                                                  ------------
                  (Cost $537,219)

TOTAL INVESTMENTS - 98.81%......................................    23,391,061
                                                                  ------------
(Cost $23,673,493)

NET OTHER ASSETS AND LIABILITIES - 1.19%........................       280,957
                                                                  ------------
NET ASSETS - 100.00%............................................  $ 23,672,018
                                                                  ============

------------------------------------------------------

(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC      American Municipal Bond Assurance Corp.
Connie Lee College Construction Loan Association
EDC        Economic Development Corp.
FGIC       Federal Guaranty Insurance Corp.
FHA        Federal Housing Authority
FSA        Financial Security Assurance Company
GO         General Obligation
HEBC       Health and Education Building Corp.
HMFC       Housing and Mortgage Finance Corp.
LOC        Line of Credit
MBIA       Municipal Bond Insurance Association
PCR        Pollution Control Revenue
SP OB      Special Obligation


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)

                                                                                               NEW JERSEY              NEW YORK
                                                                         TAX-EXEMPT             MUNICIPAL             MUNICIPAL
                                                                          BOND FUND             BOND FUND             BOND FUND
                                                                     ------------------    ------------------    ------------------
ASSETS:
   Investments (Note 2):
     Investments at cost ..........................................  $      183,053,727     $       9,118,184     $      85,096,498
     Net unrealized (depreciation) ................................          (3,821,964)             (301,171)           (1,681,641)
                                                                     ------------------    ------------------    ------------------
     Total investments at value ...................................         179,231,763             8,817,013            83,414,857
   Cash ...........................................................                   7                    --                    23
   Receivable for shares sold .....................................             430,224                    --                25,482
   Interest and dividend receivables ..............................           2,811,636               141,237             1,320,595
   Deferred organizational expense (Note 2) .......................                  --                 9,934                    --
                                                                     ------------------    ------------------    ------------------
     Total Assets .................................................         182,473,630             8,968,184            84,760,957
                                                                     ------------------    ------------------    ------------------

LIABILITIES:
   Dividends payable ..............................................             406,496                30,134               190,366
   Payable to Custodian ...........................................                  --                    --                    --
   Payable for shares repurchased .................................             254,900                    --               139,590
   Advisory fee payable (Note 3) ..................................              83,529                 1,879                36,813
   Payable to Fleet affiliates (Note 3) ...........................               4,641                    --                 3,569
   Payable to Administrator (Note 3) ..............................              18,475                    --                 9,991
   Trustees' fees and expenses payable (Note 3) ...................               5,720                   256                 3,344
   Accrued expenses and other payables ............................               4,759                 4,260                 7,530
                                                                     ------------------    ------------------    ------------------
     Total Liabilities ............................................             778,520                36,529               391,203
                                                                     ------------------    ------------------    ------------------
NET ASSETS ........................................................  $      181,695,110     $       8,931,655     $      84,369,754
                                                                     ==================    ==================    ==================

NET ASSETS consist of:
   Par value (Note 5) .............................................  $           17,524     $             935     $           7,932
   Paid-in capital in excess of par value .........................         186,058,214             9,382,501            86,556,586
   Undistributed (overdistributed) net investment income (loss) ...             (26,014)                5,370                     5
   Accumulated net realized (loss) on investments sold ............            (532,650)             (155,980)             (513,128)
   Unrealized (depreciation) of investments .......................          (3,821,964)             (301,171)           (1,681,641)
                                                                     ------------------    ------------------    ------------------
TOTAL NET ASSETS ..................................................  $      181,695,110     $       8,931,655     $      84,369,754
                                                                     ==================    ==================    ==================

Retail A Shares:
   Net Assets .....................................................  $       18,582,484    $          326,276    $       40,031,731
   Shares of beneficial interest outstanding ......................           1,792,200                34,152             3,763,757
   NET ASSET VALUE and redemption  price per share ................  $            10.37    $             9.55    $            10.64
   Sales charge - 3.75% of offering price .........................                0.40                  0.37                  0.41
                                                                     ------------------    ------------------    ------------------
   Maximum offering price per share ...............................  $            10.77    $             9.92    $            11.05
                                                                     ==================    ==================    ==================

Retail B Shares:
   Net Assets .....................................................  $        3,229,847                   N/A                   N/A
   Shares of beneficial interest outstanding ......................             311,506                   N/A                   N/A
                                                                     ------------------    ------------------    ------------------
   NET ASSET VALUE and offering price per share* ..................  $            10.37                   N/A                   N/A
                                                                     ==================    ==================    ==================

Trust Shares:
   Net Assets .....................................................  $      159,882,779    $        8,605,379    $       44,338,023
   Shares of beneficial interest outstanding ......................          15,420,267               900,631             4,168,467
                                                                     ------------------    ------------------    ------------------
   NET ASSET VALUE, offering and
     redemption price per share ...................................  $            10.37    $             9.55    $            10.64
                                                                     ==================    ==================    ==================

--------------------------------------------------------------------------

*    Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)  As of April 30, 2000, the Rhode Island Municipal Bond Fund had not issued Trust shares.


                    SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        CONNECTICUT          MASSACHUSETTS         RHODE ISLAND
                                                                         MUNICIPAL             MUNICIPAL             MUNICIPAL
                                                                         BOND FUND             BOND FUND           BOND FUND(1)
                                                                     ------------------    ------------------    ------------------
ASSETS:
   Investments (Note 2):
     Investments at cost ..........................................  $       43,887,709    $       73,031,312    $       23,673,493
     Net unrealized (depreciation) ................................            (552,914)           (1,806,930)             (282,432)
                                                                     ------------------    ------------------    ------------------
     Total investments at value ...................................          43,334,795            71,224,382            23,391,061
   Cash ...........................................................                  --                    --                    --
   Receivable for shares sold .....................................                 196                60,240                    74
   Interest and dividend receivables ..............................             592,865             1,118,637               345,577
   Deferred organizational expense (Note 2) .......................                  --                    --                    --
                                                                     ------------------    ------------------    ------------------
     Total Assets .................................................          43,927,856            72,403,259            23,736,712
                                                                     ------------------    ------------------    ------------------

LIABILITIES:
   Dividends payable ..............................................              94,398               181,564                60,517
   Payable to Custodian ...........................................               2,760                    15                    34
   Payable for shares repurchased .................................                  --                   217                    --
   Advisory fee payable (Note 3) ..................................              13,012                21,005                 3,803
   Payable to Fleet affiliates (Note 3) ...........................               3,024                 3,640                    --
   Payable to Administrator (Note 3) ..............................               7,738                16,104                   215
   Trustees' fees and expenses payable (Note 3) ...................               1,779                 2,928                   115
   Accrued expenses and other liabilities  ........................               9,446                 7,943                    10
                                                                     ------------------    ------------------    ------------------

     Total Liabilities ............................................             132,157               233,416                64,694
                                                                     ------------------    ------------------    ------------------
NET ASSETS ........................................................  $       43,795,699    $       72,169,843    $       23,672,018
                                                                     ==================    ==================    ==================

NET ASSETS consist of:
   Par value (Note 5) .............................................  $            4,336    $            7,359    $            2,272
   Paid-in capital in excess of par value .........................          45,359,930            75,360,557            24,088,420
   Undistributed (overdistributed) net investment income (loss) ...             (14,614)              (24,194)              (11,177)
   Accumulated net realized (loss) on investments sold ............          (1,001,039)           (1,366,949)             (125,065)
   Unrealized (depreciation) of investments .......................            (552,914)           (1,806,930)             (282,432)
                                                                     ------------------    ------------------    ------------------
TOTAL NET ASSETS ..................................................  $       43,795,699    $       72,169,843    $       23,672,018
                                                                     ==================    ==================    ==================

Retail A Shares:
   Net Assets .....................................................  $       24,284,845    $       33,900,997    $       23,672,018
   Shares of beneficial interest outstanding ......................           2,404,323             3,456,918             2,271,884
   NET ASSET VALUE and redemption  price per share ................  $            10.10    $             9.81    $            10.42
   Sales charge - 3.75% of offering price .........................                0.39                  0.38                  0.41
                                                                     ------------------    ------------------    ------------------
   Maximum offering price per share ...............................  $            10.49    $            10.19    $            10.83
                                                                     ==================    ==================    ==================

Retail B Shares:
   Net Assets .....................................................                 N/A                   N/A                   N/A
   Shares of beneficial interest outstanding ......................                 N/A                   N/A                   N/A
                                                                     ------------------    ------------------    ------------------
   NET ASSET VALUE and offering price per share* ..................                 N/A                   N/A                   N/A
                                                                     ==================    ==================    ==================
Trust Shares:
   Net Assets .....................................................  $       19,510,854    $       38,268,846    $               --
   Shares of beneficial interest outstanding ......................           1,931,680             3,902,312                    --
                                                                     ------------------    ------------------    ------------------
   NET ASSET VALUE, offering and
     redemption price per share ...................................  $            10.10    $             9.81    $               --
                                                                     ==================    ==================    ==================



*    Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)  As of April 30, 2000, the Rhode Island Municipal Bond Fund had not issued Trust shares.




GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2000 (UNAUDITED)

                                                                                            NEW JERSEY             NEW YORK
                                                                        TAX-EXEMPT           MUNICIPAL             MUNICIPAL
                                                                        BOND FUND            BOND FUND             BOND FUND
                                                                   ------------------    ------------------    ------------------
INVESTMENT INCOME:
   Interest (Note 2) ............................................  $        4,751,119    $          229,018    $        2,229,866
   Dividends (Note 2) ...........................................             109,598                 6,427                50,343
                                                                   ------------------    ------------------    ------------------
     Total investment income ....................................           4,860,717               235,445             2,280,209
                                                                   ------------------    ------------------    ------------------

EXPENSES:
   Investment advisory fee (Note 3) .............................             675,729                35,748               316,301
   Administration fee (Note 3) ..................................              66,428                 3,515                31,097
   Custodian fee ................................................               7,388                 3,905                 5,359
   Fund accounting fee (Note 3) .................................              30,181                20,060                28,345
   Professional fees (Note 3) ...................................              10,420                 7,905                12,723
   Transfer agent fee (Note 3) ..................................               5,417                 2,223                 9,873
   Shareholder servicing and 12b-1 fees (Note 3) ................              29,282                   643                29,845
   Trustees' fees and expenses (Note 3) .........................               2,001                   204                 1,496
   Amortization of organization costs (Note 2) ..................                   -                 1,694                    --
   Reports to shareholders ......................................               4,728                 1,632                 5,256
   Miscellaneous ................................................              18,704                 1,435                 9,378
                                                                   ------------------    ------------------    ------------------
     Total expenses before reimbursement/waiver .................             850,278                78,964               449,673
                                                                   ------------------    ------------------    ------------------
     Less: reimbursement/waiver (Note 4) ........................            (180,194)              (39,145)              (87,309)
                                                                   ------------------    ------------------    ------------------
     Total expenses net of reimbursement/waiver .................             670,084                39,819               362,364
                                                                   ------------------    ------------------    ------------------
NET INVESTMENT INCOME ...........................................           4,190,633               195,626             1,917,845
                                                                   ------------------    ------------------    ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Notes 2 & 6):
   Net realized (loss) on investments sold ......................            (453,993)             (110,944)             (227,054)
   Net change in unrealized appreciation of investments .........           1,091,431               105,327               828,169
                                                                   ------------------    ------------------    ------------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS)ON INVESTMENTS .........................................             637,438                (5,617)              601,115
                                                                   ------------------    ------------------    ------------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ....................................  $       4,828,071     $         190,009     $       2,518,960
                                                                   ==================    ==================    ==================


                       SEE NOTES TO FINANCIAL STATEMENTS.




                                                                       CONNECTICUT          MASSACHUSETTS         RHODE ISLAND
                                                                        MUNICIPAL             MUNICIPAL             MUNICIPAL
                                                                        BOND FUND             BOND FUND             BOND FUND
                                                                   ------------------    ------------------    ------------------

INVESTMENT INCOME:
   Interest (Note 2) ............................................  $        1,125,395    $        1,914,483    $          594,540
   Dividends (Note 2) ...........................................              26,077                22,955                13,570
                                                                   ------------------    ------------------    ------------------
     Total investment income ....................................           1,151,472             1,937,438               608,110
                                                                   ------------------    ------------------    ------------------

EXPENSES:
   Investment advisory fee (Note 3) .............................             167,487               274,309                84,523
   Administration fee (Note 3) ..................................              16,466                26,969                 8,309
   Custodian fee ................................................               4,220                 5,717                 3,916
   Fund accounting fee (Note 3) .................................              21,924                31,140                15,960
   Professional fees (Note 3) ...................................               9,552                10,371                 9,732
   Transfer agent fee (Note 3) ..................................               4,467                 4,779                 2,624
   Shareholder servicing and 12b-1 fees (Note 3) ................              18,883                24,512                    --
   Trustees' fees and expenses (Note 3) .........................                 493                   796                   234
   Amortization of organization costs (Note 2) ..................                  --                    --                    --
   Reports to shareholders ......................................               3,494                 4,422                 1,127
   Miscellaneous ................................................               9,186                12,035                 5,661
                                                                   ------------------    ------------------    ------------------
      Total expenses before reimbursement/waiver .................            256,172               395,050               132,086
                                                                   ------------------    ------------------    ------------------
     Less: reimbursement/waiver (Note 4) ........................             (89,326)             (146,298)              (45,079)
                                                                   ------------------    ------------------    ------------------
     Total expenses net of reimbursement/waiver .................             166,846               248,752                87,007
                                                                   ------------------    ------------------    ------------------
 NET INVESTMENT INCOME ..........................................             984,626             1,688,686               521,103
                                                                   ------------------    ------------------    ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Notes 2 & 6):
   Net realized (loss) on investments sold ......................            (178,949)             (929,311)              (48,975)
   Net change in unrealized appreciation of investments .........             257,675             1,307,796               180,819
                                                                   ------------------    ------------------    ------------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS)ON INVESTMENTS .........................................              78,726               378,485               131,844
                                                                   ------------------    ------------------    ------------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ....................................  $        1,063,352    $        2,067,171    $          652,947
                                                                   ==================    ==================    ==================


GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   NEW JERSEY                    NEW YORK
                                                   TAX-EXEMPT BOND FUND         MUNICIPAL BOND FUND          MUNICIPAL BOND FUND
                                                -------------------------    ------------------------    -------------------------
                                                 SIX MONTHS      YEAR         SIX MONTHS      YEAR        SIX MONTHS       YEAR
                                               ENDED APRIL 30,   ENDED      ENDED APRIL 30,   ENDED     ENDED APRIL 30,    ENDED
                                                    2000      OCTOBER 31,        2000      OCTOBER 31,       2000       OCTOBER 31,
                                                 (UNAUDITED)     1999         (UNAUDITED)     1999        (UNAUDITED)      1999
                                                ------------ ------------    -----------  -----------    ------------  -----------


NET ASSETS at beginning of period...........    $171,085,496 $163,142,500    $ 8,723,906  $ 8,516,218    $78,038,771   $83,019,676
                                                ------------ ------------    -----------  -----------    ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income....................       4,190,633    7,462,137        195,626      338,909       1,917,845    3,696,094
   Net realized gain (loss) on
      investments sold......................        (453,993)     (78,657)      (110,944)     (44,349)       (227,054)     227,275
   Net change in unrealized appreciation
      (depreciation) of investments.........       1,091,431  (13,091,406)       105,327     (589,590)        828,169   (6,932,960)
                                                ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in net assets
      resulting from operations.............       4,828,071   (5,707,926)       190,009     (295,030)      2,518,960   (3,009,591)
                                                ------------ ------------    -----------  -----------    ------------  -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
      Net investment income.................        (527,797)  (1,025,504)       (21,478)     (46,232)     (1,034,989)  (1,903,474)
      Net realized gain on investments......              --     (306,201)            --           --              --           --
                                                ------------ ------------    -----------  -----------    ------------  -----------
         Total Dividends....................        (527,797)  (1,331,705)       (21,478)     (46,232)     (1,034,989)  (1,903,474)
                                                ------------ ------------    -----------  -----------    ------------  -----------

   RETAIL B SHARES:
      Net investment income.................         (62,571)    (118,934)           N/A          N/A             N/A          N/A
      Net realized gain on investments......              --      (32,760)           N/A          N/A             N/A          N/A
                                                ------------ ------------    -----------  -----------    ------------  -----------
         Total Dividends....................         (62,571)    (151,694)           N/A          N/A             N/A          N/A
                                                ------------ ------------    -----------  -----------    ------------  -----------

   TRUST SHARES:
      Net investment income.................      (3,600,265)  (6,325,088)      (174,148)    (292,677)     (1,045,378)  (1,629,254)
      Net realized gain on investments......              --   (1,646,317)            --           --              --           --
                                                ------------ ------------    -----------  -----------    ------------  -----------
         Total Dividends....................      (3,600,265)  (7,971,405)      (174,148)    (292,677)     (1,045,378)  (1,629,254)
                                                ------------ ------------    -----------  -----------    ------------  -----------

         Total Dividends to shareholders....      (4,190,633)  (9,454,804)      (195,626)    (338,909)     (2,080,367)  (3,532,728)
                                                ------------ ------------    -----------  -----------    ------------  -----------
NET INCREASE (DECREASE) FROM
   SHARE TRANSACTIONS(1)....................       9,972,176   23,105,726        213,366      841,627       5,892,390    1,561,414
                                                ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in net assets....      10,609,614    7,942,996        207,749      207,688       6,330,983   (4,980,905)
                                                ------------ ------------    -----------  -----------    ------------  -----------

NET ASSETS AT END OF PERIOD
      (INCLUDING LINE A)....................    $181,695,110 $171,085,496    $ 8,931,655  $ 8,723,906    $84,369,754   $78,038,771
                                                ============ ============    ===========  ===========    ============  ===========

(A) Undistributed (overdistributed) net
      investment income (loss)..............    $    (26,014)$    (26,014)   $     5,370  $     5,370    $          5  $   162,527
                                                ============ ============    ===========  ===========    ============  ===========

-----------------------------------------------------------------------------

(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 40 and 41.



                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                  CONNECTICUT MUNICIPAL       MASSACHUSETTS MUNICIPAL      RHODE ISLAND MUNICIPAL
                                                        BOND FUND                    BOND FUND                    BOND FUND
                                                -------------------------    ------------------------    -------------------------
                                                 SIX MONTHS      YEAR         SIX MONTHS      YEAR        SIX MONTHS       YEAR
                                               ENDED APRIL 30,   ENDED      ENDED APRIL 30,   ENDED     ENDED APRIL 30,    ENDED
                                                    2000      OCTOBER 31,        2000      OCTOBER 31,       2000       OCTOBER 31,
                                                 (UNAUDITED)     1999         (UNAUDITED)     1999        (UNAUDITED)      1999
                                                ------------ ------------    -----------  -----------    ------------  -----------

NET ASSETS at beginning of period...........    $ 44,562,475 $ 38,768,085    $73,593,103  $67,559,730    $ 19,833,264  $20,209,657
                                                ------------ ------------    -----------  -----------    ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income....................         984,626    1,768,485      1,688,686    3,090,310         521,103      957,994
   Net realized gain (loss) on
      investments sold......................        (178,949)     (23,141)      (929,311)     (65,783)        (48,975)     (76,090)

   Net change in unrealized appreciation
      (depreciation) of investments.........         257,675   (2,972,756)     1,307,796   (5,600,385)        180,819   (1,483,777)
                                                ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in net assets
      resulting from operations.............       1,063,352   (1,227,412)     2,067,171   (2,575,858)        652,947     (601,873)
                                                ------------ ------------    -----------  -----------    ------------  -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
      Net investment income.................        (558,811)  (1,076,680)      (818,255)  (1,821,052)       (521,103)    (958,948)
      Net realized gain on investments......              --           --             --           --              --      (86,518)
                                                ------------ ------------    -----------  -----------    ------------  -----------
         Total Dividends....................        (558,811)  (1,076,680)      (818,255)  (1,821,052)       (521,103)  (1,045,466)
                                                ------------ ------------    -----------  -----------    ------------  -----------

   RETAIL B SHARES:
      Net investment income.................             N/A          N/A            N/A          N/A             N/A          N/A
      Net realized gain on investments......             N/A          N/A            N/A          N/A             N/A          N/A
                                                ------------ ------------    -----------  -----------    ------------  -----------
         Total Dividends....................             N/A          N/A            N/A          N/A             N/A          N/A
                                                ------------ ------------    -----------  -----------    ------------  -----------

   TRUST SHARES:
      Net investment income.................        (425,815)    (691,805)      (872,898)  (1,269,258)             --           --
      Net realized gain on investments......              --           --             --           --              --           --
                                                ------------ ------------    -----------  -----------    ------------  -----------
         Total Dividends....................        (425,815)    (691,805)      (872,898)  (1,269,258)             --           --
                                                ------------ ------------    -----------  -----------    ------------  -----------

         Total Dividends to shareholders....        (984,626)  (1,768,485)    (1,691,153)  (3,090,310)       (521,103)  (1,045,466)
                                                ------------ ------------    -----------  -----------    ------------  -----------
NET INCREASE (DECREASE) FROM
  SHARE TRANSACTIONS(1).....................        (845,502)   8,790,287     (1,799,278)  11,699,541       3,706,910    1,270,946
                                                ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in net assets....        (766,776)   5,794,390     (1,423,260)   6,033,373       3,838,754     (376,393)
                                                ------------ ------------    -----------  -----------    ------------  -----------

NET ASSETS AT END OF PERIOD
      (INCLUDING LINE A)....................    $ 43,795,699 $ 44,562,475    $72,169,843  $73,593,103    $ 23,672,018  $19,833,264
                                                ============ ============    ===========  ===========    ============  ===========

(A) Undistributed (overdistributed) net
      investment income (loss)..............    $    (14,614)$    (14,614)   $   (24,194) $   (21,727)   $    (11,177) $   (11,177)
                                                ============ ============    ===========  ===========    ============  ===========

-----------------------------------------------------------------------------

(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 40 and 41.

GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS -
CAPITAL STOCK ACTIVITY

                                                                                    NEW JERSEY                    NEW YORK
                                                   TAX-EXEMPT BOND FUND         MUNICIPAL BOND FUND          MUNICIPAL BOND FUND
                                                 -------------------------    ------------------------    -------------------------
                                                  SIX MONTHS      YEAR         SIX MONTHS      YEAR        SIX MONTHS       YEAR
                                                ENDED APRIL 30,   ENDED      ENDED APRIL 30,   ENDED     ENDED APRIL 30,    ENDED
                                                     2000      OCTOBER 31,        2000      OCTOBER 31,       2000       OCTOBER 31,
                                                  (UNAUDITED)     1999         (UNAUDITED)     1999        (UNAUDITED)      1999
                                                 ------------ ------------    -----------  -----------    ------------  -----------


DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold.....................................     $ 10,840,827 $ 10,924,021    $ 1,533,080  $ 1,530,335    $  9,755,727  $ 8,808,575
   Issued to shareholders in reinvestment
     of dividends...........................          398,151    1,054,920         16,990       27,090         794,016    1,440,313
Repurchased.................................      (18,421,459)  (8,919,372)    (2,537,767)    (969,625)    (12,124,569) (13,618,561)
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in shares outstanding $ (7,182,481)$  3,059,569    $  (987,697) $   587,800    $ (1,574,826) $(3,369,673)
                                                 ============ ============    ===========  ===========    ============  ===========

RETAIL B SHARES:
   Sold.....................................     $    429,478 $  1,359,050            N/A          N/A             N/A          N/A
   Issued to shareholders in reinvestment
     of dividends...........................           42,240      100,123            N/A          N/A             N/A          N/A
   Repurchased..............................         (632,972)    (479,393)           N/A          N/A             N/A          N/A
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in shares outstanding $   (161,254)$    979,780            N/A          N/A             N/A          N/A
                                                 ============ ============    ===========  ===========    ============  ===========

TRUST SHARES:
   Sold.....................................     $ 33,865,967 $ 27,090,728    $ 1,580,946  $   757,940    $ 13,201,300  $10,126,919
   Issued to shareholders in reinvestment
     of dividends...........................        1,351,717    3,516,363            349           --          85,079      172,798
   Repurchased..............................      (17,901,773) (11,540,714)      (380,232)    (504,113)     (5,819,163)  (5,368,630)
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase in shares outstanding.......     $ 17,315,911   19,066,377    $ 1,201,063  $   253,827    $  7,467,216  $ 4,931,087
                                                 ============ ============    ===========  ===========    ============  ===========

SHARE ACTIVITY
RETAIL A SHARES:
   Sold.....................................        1,049,748    1,027,378        160,931      152,836         921,992      790,902
   Issued to shareholders in reinvestment
     of dividends...........................           38,535       90,411          1,771        2,738          74,969      118,514
   Repurchased..............................       (1,783,722)    (822,141)      (264,665)     (99,073)     (1,143,344)  (1,215,806)
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in shares outstanding     (695,439)     295,648       (101,963)      56,501        (146,383)    (306,390)
                                                 ============ ============    ===========  ===========    ============  ===========

RETAIL B SHARES:
   Sold.....................................           41,496      121,001            N/A          N/A             N/A          N/A
   Issued to shareholders in reinvestment
     of dividends...........................            4,085        9,992            N/A          N/A             N/A          N/A
   Repurchased..............................          (61,419)     (43,965)           N/A          N/A             N/A          N/A
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in shares outstanding      (15,838)      87,028            N/A          N/A             N/A          N/A
                                                 ============ ============    ===========  ===========    ============  ===========

TRUST SHARES:
   Sold.....................................        3,278,149    2,480,419        163,844       74,984       1,240,873      895,936
   Issued to shareholders in reinvestment
     of dividends...........................          130,740      320,864             37           --           8,031       15,619
   Repurchased..............................       (1,731,189)  (1,066,969)       (39,478)     (51,120)       (551,061)    (484,126)
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase in shares outstanding.......        1,677,700    1,734,314        124,403       23,864         697,843      427,429
                                                 ============ ============    ===========  ===========    ============  ===========


----------------------------------------------------------------------

(1)  As of April 30, 2000, the Rhode Island Municipal Bond Fund had not issued Trust Shares.


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                  CONNECTICUT MUNICIPAL        MASSACHUSETTS MUNICIPAL      RHODE ISLAND MUNICIPAL
                                                        BOND FUND                    BOND FUND                    BOND FUND
                                                 -------------------------    ------------------------    -------------------------
                                                  SIX MONTHS      YEAR         SIX MONTHS      YEAR        SIX MONTHS       YEAR
                                                ENDED APRIL 30,   ENDED      ENDED APRIL 30,   ENDED     ENDED APRIL 30,    ENDED
                                                     2000      OCTOBER 31,        2000      OCTOBER 31,       2000       OCTOBER 31,
                                                  (UNAUDITED)     1999         (UNAUDITED)     1999        (UNAUDITED)      1999
                                                 ------------ ------------    -----------  -----------    ------------  -----------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold.....................................     $  2,911,300 $ 13,759,257    $ 6,528,799  $12,444,513    $  7,011,517  $ 7,391,836
   Issued to shareholders in reinvestment
     of dividends...........................          442,106      674,313        602,239    1,440,807         191,147      490,026
Repurchased.................................       (5,842,453) (10,721,396)   (13,061,351) (15,097,467)     (3,495,754)  (6,610,916)
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in shares outstanding $ (2,489,047)$  3,712,174    $(5,930,313) $(1,212,147)   $  3,706,910  $ 1,270,946
                                                 ============ ============    ===========  ===========    ============  ===========

RETAIL B SHARES:
   Sold.....................................              N/A          N/A            N/A          N/A             N/A          N/A
   Issued to shareholders in reinvestment
     of dividends...........................              N/A          N/A            N/A          N/A             N/A          N/A
   Repurchased..............................              N/A          N/A            N/A          N/A             N/A          N/A
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in shares outstanding          N/A          N/A            N/A          N/A             N/A          N/A
                                                 ============ ============    ===========  ===========    ============  ===========

TRUST SHARES:
   Sold.....................................     $  5,130,103 $  8,822,079    $12,099,292  $15,868,262    $         --  $        --
   Issued to shareholders in reinvestment
     of dividends...........................            1,694        2,396         16,474       50,657              --           --
   Repurchased..............................       (3,488,252)  (3,746,362)    (7,984,731)  (3,007,231)             --           --
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase in shares outstanding.......     $  1,643,545 $  5,078,113    $ 4,131,035  $12,911,688    $         --  $        --
                                                 ============ ============    ===========  ===========    ============  ===========

SHARE ACTIVITY
RETAIL A SHARES:
   Sold.....................................          290,099    1,302,912        668,733    1,195,565         675,174      670,082
   Issued to shareholders in reinvestment
     of dividends...........................           43,841       81,055         61,637      138,671          18,400       21,822
   Repurchased..............................         (577,326)  (1,033,862)    (1,340,272)  (1,464,110)       (336,184)    (585,107)
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in shares outstanding     (243,386)     350,105       (609,902)    (129,874)        357,390      106,797
                                                 ============ ============    ===========  ===========    ============  ===========

RETAIL B SHARES:
   Sold.....................................              N/A          N/A            N/A          N/A             N/A          N/A
   Issued to shareholders in reinvestment
     of dividends...........................              N/A          N/A            N/A          N/A             N/A          N/A
   Repurchased..............................              N/A          N/A            N/A          N/A             N/A          N/A
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase (decrease) in shares outstanding          N/A          N/A            N/A          N/A             N/A          N/A
                                                 ============ ============    ===========  ===========    ============  ===========

TRUST SHARES:
   Sold.....................................          508,285      832,405      1,241,082    1,544,810              --           --
   Issued to shareholders in reinvestment
     of dividends...........................              168          318          1,686        4,943              --           --
   Repurchased..............................         (345,555)    (349,964)      (813,001)    (296,766)             --           --
                                                 ------------ ------------    -----------  -----------    ------------  -----------
   Net increase in shares outstanding.......          162,898      482,759        429,767    1,252,987              --           --
                                                 ============ ============    ===========  ===========    ============  ===========


----------------------------------------------------------------------

(1)  As of April 30, 2000, the Rhode Island Municipal Bond Fund had not issued Trust Shares.

TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES

                                               SIX MONTHS ENDED
                                                APRIL 30, 2000                      YEARS ENDED OCTOBER 31,
                                                               --------------------------------------------------------------------
                                                  (UNAUDITED)      1999          1998          1997          1996          1995
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net Asset Value, Beginning of Period............ $      10.33  $      11.30  $      11.06  $      10.78  $      10.78  $       9.99
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Income from Investment Operations:
   Net investment income (A)....................         0.24          0.46          0.48          0.50          0.50          0.52
   Net realized and unrealized gain (loss)
     on investments.............................         0.04         (0.83)         0.34          0.29            --          0.79
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Total from Investment Operations:.........         0.28         (0.37)         0.82          0.79          0.50          1.31
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Less Dividends:
   Dividends from net investment income.........        (0.24)        (0.46)        (0.49)        (0.50)        (0.50)        (0.52)
   Dividends from net realized capital gains....           --         (0.14)        (0.09)        (0.01)           --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
     Total Dividends:...........................        (0.24)        (0.60)        (0.58)        (0.51)        (0.50)        (0.52)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value......         0.04         (0.97)         0.24          0.28            --          0.79
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of Period.................. $      10.37  $      10.33  $      11.30  $      11.06  $      10.78  $      10.78
                                                 ============  ============  ============  ============  ============  ============

Total Return(2).................................         2.67%**      (3.45)%        7.60%         7.49%         4.77%        13.40%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)............... $     18.582  $     25,704  $     24,764  $     25,465  $     28,339  $     31,609
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.......................         4.52%*        4.25%         4.32%         4.60%         4.68%         4.99%
   Operating expenses including
     reimbursement/waiver.......................         0.88%*        0.92%         0.94%         0.95%         0.93%         0.91%
   Operating expenses excluding
     reimbursement/waiver.......................         1.08%*        1.12%         1.15%         1.18%         1.18%         1.24%
Portfolio Turnover Rate.........................           17%**         23%           59%           78%           15%           11%

--------------------------------------------------------------

  *    Annualized

  **   Not Annualized

  (1)  The Fund began offering Retail B shares on March 4, 1996.

  (2)  Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six month ended April 30, 2000  (unaudited) and the years ended October 31, 1999,  1998, 1997, 1996 and 1995 were $0.23, $0.44, $0.46, $0.47, $0.48 and 0.48, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or  Administrator for Trust Shares for the for the six month ended April 30, 2000, and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.23, $0.47, $0.48, $0.51, $0.51 and $0.51,  respectively.  Net investment income per share before  reimbursement/waiver  of fees by the Investment Advisor and/or Administrator for Retail B
       Shares for the six month ended April 30, 2000  (unaudited)  the years ended  October 31,  1999,  1998 and 1997 and the period ended October 31, 1996 were $0.19, $0.37, $0.40, $0.40 and $0.25, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                               TRUST SHARES

                                               SIX MONTHS ENDED
                                                APRIL 30, 2000                      YEARS ENDED OCTOBER 31,
                                                               --------------------------------------------------------------------
                                                  (UNAUDITED)      1999          1998          1997          1996          1995
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net Asset Value, Beginning of Period............ $      10.33  $      11.30  $      11.06  $      10.78  $      10.78  $       9.99
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Income from Investment Operations:
   Net investment income (A)....................         0.24          0.49          0.50          0.53          0.53          0.54
   Net realized and unrealized gain (loss)
     on investments.............................         0.04         (0.83)         0.34          0.29            --          0.79
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Total from Investment Operations:.........         0.28         (0.34)         0.84          0.82          0.53          1.33
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Less Dividends:
   Dividends from net investment income.........        (0.24)        (0.49)        (0.51)        (0.53)        (0.53)        (0.54)
   Dividends from net realized capital gains....           --         (0.14)        (0.09)        (0.01)           --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
     Total Dividends:...........................        (0.24)        (0.63)        (0.60)        (0.54)        (0.53)        (0.54)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value......         0.04         (0.97)         0.24          0.28            --          0.79
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of Period.................. $      10.37  $      10.33  $      11.30  $      11.06  $      10.78  $      10.78
                                                 ============  ============  ============  ============  ============  ============


Total Return(2).................................         2.75%**      (3.25)%        7.85%         7.75%         5.03%        13.62%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)............... $    159,883  $    141,999  $    135,664  $    122,218  $    103,163  $     91,740
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.......................         4.69%*        4.46%         4.55%         4.85%         4.91%         5.18%
   Operating expenses including
     reimbursement/waiver.......................         0.71%*        0.71%         0.71%         0.70%         0.70%         0.72%
   Operating expenses excluding
     reimbursement/waiver.......................         0.91%*        0.91%         0.92%         0.96%         0.95%         0.97%
Portfolio Turnover Rate.........................           17%**         23%           59%           78%           15%           11%


  *    Annualized

  **   Not Annualized

  (1)  The Fund began offering Retail B shares on March 4, 1996.

  (2)  Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six month ended April 30, 2000  (unaudited) and the years ended October 31, 1999,  1998, 1997, 1996 and 1995 were $0.23, $0.44, $0.46, $0.47, $0.48 and 0.48, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or  Administrator for Trust Shares for the for the six month ended April 30, 2000, and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.23, $0.47, $0.48, $0.51, $0.51 and $0.51,  respectively.  Net investment income per share before  reimbursement/waiver  of fees by the Investment Advisor and/or Administrator for Retail B
       Shares for the six month ended April 30, 2000  (unaudited)  the years ended  October 31,  1999,  1998 and 1997 and the period ended October 31, 1996 were $0.19, $0.37, $0.40, $0.40 and $0.25, respectively.


                                               RETAIL B SHARES

                                               SIX MONTHS ENDED                                          PERIOD ENDED
                                                APRIL 30, 2000           YEARS ENDED OCTOBER 31,          OCTOBER 31,
                                                               ----------------------------------------
                                                  (UNAUDITED)      1999          1998          1997          1996(1)
                                                 ------------  ------------  ------------  ------------  ------------
Net Asset Value, Beginning of Period............ $      10.33  $      11.30  $      11.06  $      10.78  $      10.94
                                                 ------------  ------------  ------------  ------------  ------------
Income from Investment Operations:
   Net investment income (A)....................         0.20          0.39          0.42          0.43          0.27
   Net realized and unrealized gain (loss)
     on investments.............................         0.04         (0.83)         0.33          0.29         (0.16)
                                                 ------------  ------------  ------------  ------------  ------------
      Total from Investment Operations:.........         0.24         (0.44)         0.75          0.72          0.11
                                                 ------------  ------------  ------------  ------------  ------------
Less Dividends:
   Dividends from net investment income.........        (0.20)        (0.39)        (0.42)        (0.43)        (0.27)
   Dividends from net realized capital gains....           --         (0.14)        (0.09)        (0.01)           --
                                                 ------------  ------------  ------------  ------------  ------------
     Total Dividends:...........................        (0.20)        (0.53)        (0.51)        (0.44)        (0.27)
                                                 ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value......         0.04         (0.97)         0.24          0.28         (0.16)
                                                 ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of Period.................. $      10.37  $      10.33  $      11.30  $      11.06  $      10.78
                                                 ============  ============  ============  ============  ============

Total Return(2).................................         2.32%**      (4.07)%        6.95%         6.83%         1.08%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)............... $      3,230  $      3,382  $      2,715  $      1,690  $        787
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.......................         3.85%*        3.61%         3.71%         3.95%         4.08%*
   Operating expenses including
     reimbursement/waiver.......................         1.55%*        1.55%         1.55%         1.60%         1.57%*
   Operating expenses excluding
     reimbursement/waiver.......................         1.75%*        1.75%         1.76%         1.83%         1.77%*
Portfolio Turnover Rate.........................           17%**         23%           59%           78%           15%


  *    Annualized

  **   Not Annualized

  (1)  The Fund began offering Retail B shares on March 4, 1996.

  (2)  Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six month ended April 30, 2000  (unaudited) and the years ended October 31, 1999,  1998, 1997, 1996 and 1995 were $0.23, $0.44, $0.46, $0.47, $0.48 and 0.48, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or  Administrator for Trust Shares for the for the six month ended April 30, 2000, and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.23, $0.47, $0.48, $0.51, $0.51 and $0.51,  respectively.  Net investment income per share before  reimbursement/waiver  of fees by the Investment Advisor and/or Administrator for Retail B
       Shares for the six month ended April 30, 2000  (unaudited)  the years ended  October 31,  1999,  1998 and 1997 and the period ended October 31, 1996 were $0.19, $0.37, $0.40, $0.40 and $0.25, respectively.


NEW JERSEY MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES


                                                                       SIX MONTHS ENDED      YEAR ENDED           PERIOD ENDED
                                                                        APRIL 30, 2000(3)    OCTOBER 31,           OCTOBER 31,
                                                                          (UNAUDITED)           1999                 1998(1)
                                                                      -----------------  -------------------  -------------------
Net Asset Value, Beginning of Period................................. $            9.56  $             10.24  $             10.00
                                                                      -----------------  -------------------  -------------------
Income from Investment Operations:
   Net investment income (A).........................................              0.19                 0.36                 0.20
   Net realized and unrealized gain (loss) on investments............             (0.01)               (0.68)                0.24
                                                                      -----------------  -------------------  -------------------
       Total from Investment Operations:.............................              0.18                (0.32)                0.44
                                                                      -----------------  -------------------  -------------------
Less Dividends
   Dividends from net investment income..............................             (0.19)               (0.36)               (0.20)
                                                                      -----------------  -------------------  -------------------
     Total Dividends:................................................             (0.19)               (0.36)               (0.20)
                                                                      -----------------  -------------------  -------------------
Net increase (decrease) in net asset value...........................             (0.01)               (0.68)                0.24
                                                                      -----------------  -------------------  -------------------
Net Asset Value, End of Period....................................... $            9.55  $              9.56  $             10.24
                                                                      =================  ===================  ===================

Total Return(2)......................................................              1.88%**             (3.24)%               4.34%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).................................... $             326  $             1,302  $               815
Ratios to average net assets:
   Net investment income including reimbursement/waiver..............              3.93%*               3.56%                3.62%*
   Operating expenses including reimbursement/waiver.................              1.01%*               1.11%                1.09%*
   Operating expenses excluding reimbursement/waiver.................              1.99%*               2.11%                3.65%*
Portfolio Turnover Rate..............................................                48%**                41%                  53%**

------------------------------------------------------------------------

  *    Annualized.

  **   Not Annualized.

  (1)  The Fund commenced operations on April 3, 1998.

  (2)  Calculation does not include the effect of any sales charge for Retail A Shares.

  (3)  The selected per share data was calculated using the weighted average shares outstanding method for the period.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000  (unaudited),  the year ended  October 31, 1999 and the period ended October
       31, 1998 was $0.14, $0.26 and $0.06, respectively. Net investment income per share before reimbursement/waiver of fees by the
       Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited),  the year ended
       October 31, 1999 and the period ended October 31, 1998 was $0.16, $0.30 and $0.15, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TRUST SHARES


                                                                       SIX MONTHS ENDED      YEAR ENDED           PERIOD ENDED
                                                                        APRIL 30, 2000(3)    OCTOBER 31,           OCTOBER 31,
                                                                          (UNAUDITED)           1999                 1998(1)
                                                                      -----------------  -------------------  -------------------
Net Asset Value, Beginning of Period................................. $            9.56  $             10.24  $             10.00
                                                                      -----------------  -------------------  -------------------
Income from Investment Operations:
   Net investment income (A).........................................              0.20                 0.38                 0.21
   Net realized and unrealized gain (loss) on investments............             (0.01)               (0.68)                0.24
                                                                      -----------------  -------------------  -------------------
       Total from Investment Operations:.............................              0.19                (0.30)                0.45
                                                                      -----------------  -------------------  -------------------
Less Dividends
   Dividends from net investment income..............................             (0.20)               (0.38)               (0.21)
                                                                      -----------------  -------------------  -------------------
     Total Dividends:................................................             (0.20)               (0.38)               (0.21)
                                                                      -----------------  -------------------  -------------------
Net increase (decrease) in net asset value...........................             (0.01)               (0.68)                0.24
                                                                      -----------------  -------------------  -------------------
Net Asset Value, End of Period....................................... $            9.55  $              9.56  $             10.24
                                                                      =================  ===================  ===================

Total Return(2)......................................................              1.96%**             (3.06)%               4.48%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).................................... $           8,605  $             7,422  $             7,701
Ratios to average net assets:
   Net investment income including reimbursement/waiver..............              4.13%*               3.76%                3.79%*
   Operating expenses including reimbursement/waiver.................              0.81%*               0.92%                0.92%*
   Operating expenses excluding reimbursement/waiver.................              1.61%*               1.63%                2.07%*
Portfolio Turnover Rate..............................................                48%**                41%                  53%**


  *    Annualized.

  **   Not Annualized.

  (1)  The Fund commenced operations on April 3, 1998.

  (2)  Calculation does not include the effect of any sales charge for Retail A Shares.

  (3)  The selected per share data was calculated using the weighted average shares outstanding method for the period.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000  (unaudited),  the year ended  October 31, 1999 and the period ended October
       31, 1998 was $0.14, $0.26 and $0.06, respectively. Net investment income per share before reimbursement/waiver of fees by the
       Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited),  the year ended
       October 31, 1999 and the period ended October 31, 1998 was $0.16, $0.30 and $0.15, respectively.

NEW YORK MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES

                                                         SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)     1999        1998         1997        1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period ....................... $   10.57    $   11.44   $  11.09    $   10.75   $   10.78   $    9.89
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Income from Investment Operations:
   Net investment income (A) ...............................      0.24         0.48        0.48        0.49        0.48        0.49
   Net realized and unrealized gain (loss)
     on investments ........................................      0.09        (0.89)       0.35        0.34       (0.03)       0.89
                                                             ---------    ---------   ---------   ---------   ---------   ---------
       Total from Investment Operations: ...................      0.33        (0.41)       0.83        0.83        0.45        1.38
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ....................     (0.26)       (0.46)      (0.48)      (0.49)      (0.48)      (0.49)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total Dividends: ......................................     (0.26)       (0.46)      (0.48)      (0.49)      (0.48)      (0.49)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value .................      0.07        (0.87)       0.35        0.34       (0.03)       0.89
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ............................. $   10.64    $   10.57    $  11.44   $   11.09   $   10.75   $   10.78
                                                             =========    =========   =========   =========   =========   =========

Total Return(1) ............................................      3.12%**     (3.72)%      7.65%      7.93%        4.31%      14.03%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................... $  40,032    $  41,343   $  48,218   $  38,434   $  40,154   $  42,870
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ..................................      4.45%*       4.31%       4.27%       4.52%       4.50%       4.73%
   Operating expenses including
     reimbursement/waiver ..................................      0.96%*       0.96%       0.87%       0.94%       0.95%       0.92%
   Operating expenses excluding
     reimbursement/waiver ..................................      1.16%*       1.16%       1.20%       1.26%       1.35%       1.31%
Portfolio Turnover Rate ....................................        16%**        24%         27%         61%         12%          5%

----------------------------------------------------------------------

    *  Annualized.

   **  Not annualized.

  (1)  Calculation does not include the effect of any sales charge for Retail A Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000  (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.23, $0.46, $0.45, $0.45, $0.44, and $0.44, respectively.  Net investment income per share before reimbursement/waiver of fees by the Investment  Advisor and/or  Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited)
       and the years  ended  October  31,  1999,  1998,  1997,  1996 and 1995 were  $0.23,  $0.48,  $0.47,  $0.49,  $0.47 and $0.48, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.


TRUST SHARES


                                                         SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)     1999        1998         1997        1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period ....................... $   10.57    $   11.44   $  11.09    $   10.75   $   10.78   $    9.89
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Income from Investment Operations:
   Net investment income (A) ...............................      0.24         0.50        0.50        0.52        0.51        0.51
   Net realized and unrealized gain (loss)
     on investments ........................................      0.09        (0.89)       0.35        0.34       (0.03)       0.89
                                                             ---------    ---------   ---------   ---------   ---------   ---------
       Total from Investment Operations: ...................      0.33        (0.39)       0.85        0.86        0.48        1.40
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ....................     (0.26)       (0.48)      (0.50)      (0.52)      (0.51)      (0.51)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total Dividends: ......................................     (0.26)       (0.48)      (0.50)      (0.52)      (0.51)      (0.51)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value .................      0.07        (0.87)       0.35        0.34       (0.03)       0.89
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ............................. $   10.64    $   10.57   $   11.44   $   11.09   $   10.75   $   10.78
                                                             =========    =========   =========   =========   =========   =========

Total Return(1) ............................................      3.21%**     (3.54)%      7.82%       8.17%       4.55%      14.23%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................... $  44,338    $  36,696   $  34,801   $  27,562   $  23,762   $  23,077
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ..................................      4.64%*       4.50%       4.42%       4.75%       4.75%       4.91%
   Operating expenses including
     reimbursement/waiver ..................................      0.77%*       0.77%       0.72%       0.71%       0.70%       0.74%
   Operating expenses excluding
     reimbursement/waiver ..................................      0.97%*       0.97%       0.99%       1.02%       1.10%       1.07%
Portfolio Turnover Rate ....................................        16%**        24%         27%         61%         12%          5%


    *  Annualized.

   **  Not annualized.

  (1)  Calculation does not include the effect of any sales charge for Retail A Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000  (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.23, $0.46, $0.45, $0.45, $0.44, and $0.44, respectively.  Net investment income per share before reimbursement/waiver of fees by the Investment  Advisor and/or  Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited)
       and the years  ended  October  31,  1999,  1998,  1997,  1996 and 1995 were  $0.23,  $0.48,  $0.47,  $0.49,  $0.47 and $0.48, respectively.


CONNECTICUT MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES

                                                         SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)     1999        1998         1997        1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period ....................... $   10.09    $   10.82   $   10.47   $   10.14   $   10.13   $    9.22
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Income from Investment Operations:
   Net investment income (A) ...............................      0.22         0.43        0.43        0.45        0.42        0.44
   Net realized and unrealized gain (loss) on investments ..      0.01        (0.73)       0.35        0.33        0.01        0.91
                                                             ---------    ---------   ---------   ---------   ---------   ---------
       Total from Investment Operations: ...................      0.23        (0.30)       0.78        0.78        0.43        1.35
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ....................     (0.22)       (0.43)      (0.43)      (0.45)      (0.42)      (0.44)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total Dividends: ......................................     (0.22)       (0.43)      (0.43)      (0.45)      (0.42)      (0.44)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value .................      0.01        (0.73)       0.35        0.33        0.01        0.91
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ............................. $   10.10    $   10.09   $   10.82   $   10.47   $   10.14   $   10.13
                                                             =========    =========   =========   =========   =========   =========

Total Return(1) ............................................     2.28%**      (2.87)%      7.58%       7.86%       4.32%      14.94%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................... $  24,285    $  26,715   $  24,856   $  23,355   $  23,244   $  18,066
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ..................................      4.34%*       4.07%       4.02%       4.30%       4.13%       4.53%
   Operating expenses including
     reimbursement/waiver ..................................      0.82%*       0.85%       0.88%       0.70%       0.70%       0.68%
   Operating expenses excluding
     reimbursement/waiver ..................................      1.22%*       1.25%       1.31%       1.31%       1.38%       1.48%
Portfolio Turnover Rate ....................................        14%**        53%         46%         42%          3%          7%

----------------------------------------------------------------------

  *    Annualized.

  **   Not annualized.

  (1)  Calculation does not include the effect of any sales charge for Retail A Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000  (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.20, $0.39, $0.38, $0.38, $0.35 and $0.37, respectively.  Net investment income per share before  reimbursement/waiver of fees by the Investment  Advisor and/or  Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited)
       and the years  ended  October  31,  1999,  1998,  1997,  1996 and 1995 were  $0.21,  $0.41,  $0.40,  $0.41,  $0.37 and $0.38, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

TRUST SHARES

                                                         SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)     1999        1998         1997        1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period ....................... $   10.09    $   10.82   $   10.47   $   10.14   $   10.13   $    9.22
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Income from Investment Operations:
   Net investment income (A) ...............................      0.23         0.45        0.45        0.47        0.44        0.46
   Net realized and unrealized gain (loss) on investments ..      0.01        (0.73)       0.35        0.33        0.01        0.91
                                                             ---------    ---------   ---------   ---------   ---------   ---------
       Total from Investment Operations: ...................      0.24        (0.28)       0.80        0.80        0.45        1.37
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ....................     (0.23)       (0.45)      (0.45)      (0.47)      (0.44)      (0.46)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total Dividends: ......................................     (0.23)       (0.45)      (0.45)      (0.47)      (0.44)      (0.46)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value .................      0.01        (0.73)       0.35        0.33        0.01        0.91
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ............................. $   10.10    $   10.09   $   10.82   $   10.47   $   10.14   $   10.13
                                                             =========    =========   =========   =========   =========   =========

Total Return (1) ...........................................      2.37%**     (2.68)%      7.81%      8.06%        4.54%      15.21%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................... $  19,511    $  17,848   $  13,913   $   9,866   $   6,348   $   4,083
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ..................................      4.52%*       4.26%       4.24%       4.51%       4.34%       4.76%
   Operating expenses including
     reimbursement/waiver ..................................      0.64%*       0.65%       0.67%       0.49%       0.49%       0.45%
   Operating expenses excluding
     reimbursement/waiver ..................................      1.04%*       1.05%       1.10%       1.10%       1.17%       1.24%
Portfolio Turnover Rate ....................................        14%**        53%         46%         42%          3%          7%


  *    Annualized.

  **   Not annualized.

  (1)  Calculation does not include the effect of any sales charge for Retail A Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000  (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.20, $0.39, $0.38, $0.38, $0.35 and $0.37, respectively.  Net investment income per share before  reimbursement/waiver of fees by the Investment  Advisor and/or  Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited)
       and the years  ended  October  31,  1999,  1998,  1997,  1996 and 1995 were  $0.21,  $0.41,  $0.40,  $0.41,  $0.37 and $0.38, respectively.


MASSACHUSETTS MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES

                                                         SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)     1999        1998         1997        1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period ....................... $    9.76    $   10.53   $   10.25   $    9.94   $    9.98   $    9.12
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Income from Investment Operations:
   Net investment income (A) ...............................      0.22         0.43        0.46        0.45        0.43        0.44
   Net realized and unrealized gain (loss)
     on investments ........................................      0.05        (0.77)       0.27        0.32       (0.04)       0.86
                                                             ---------    ---------   ---------   ---------   ---------   ---------
       Total from Investment Operations: ...................      0.27        (0.34)       0.73        0.77        0.39        1.30
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ....................     (0.22)       (0.43)      (0.45)      (0.46)      (0.43)      (0.44)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total Dividends: ......................................     (0.22)       (0.43)      (0.45)      (0.46)      (0.43)      (0.44)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value .................      0.05        (0.77)       0.28        0.31       (0.04)       0.86
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ............................. $    9.81    $    9.76   $   10.53   $   10.25   $    9.94   $    9.98
                                                             =========    =========   =========   =========   =========   =========

Total Return (1) ...........................................      2.81%**     (3.35)%      7.22%       7.92%       4.05%      14.52%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................... $  33,901    $  39,696   $  44,189   $  33,318   $  26,275   $  16,113
Ratios to average net assets:
   Net investment income including
       reimbursement/waiver ................................      4.54%*       4.18%       4.30%       4.38%       4.42%       4.56%
   Operating expenses including
     reimbursement/waiver ..................................      0.76%*       0.79%       0.78%       0.63%       0.66%       0.70%
   Operating expenses excluding
     reimbursement/waiver ..................................      1.16%*       1.19%       1.21%       1.20%       1.32%       1.58%
Portfolio Turnover Rate ....................................        20%**        34%         44%         48%         16%         19%

----------------------------------------------------------------------


    *  Annualized.

   **  Not annualized.

  (1)  Calculation does not include the effect of any sales charge for Retail A Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000  (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.20, $0.39, $0.41, $0.39, $0.37 and $0.36, respectively.  Net investment income per share before  reimbursement/waiver of fees by the Investment  Advisor and/or  Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited)
       and the years  ended  October  31,  1999,  1998,  1997,  1996 and 1995 were  $0.21,  $0.41,  $0.42,  $0.40,  $0.40 and $0.38, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       50

TRUST SHARES


                                                         SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)     1999        1998         1997        1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period ....................... $    9.76    $   10.53   $   10.25   $    9.94   $    9.98   $    9.12
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Income from Investment Operations:
   Net investment income (A) ...............................      0.23         0.45        0.47        0.46        0.46        0.45
   Net realized and unrealized gain (loss)
     on investments ........................................      0.05        (0.77)       0.27        0.32       (0.04)       0.86
                                                             ---------    ---------   ---------   ---------   ---------   ---------
       Total from Investment Operations: ...................      0.28        (0.32)       0.74        0.78        0.42        1.31
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:                                                  (0.23)       (0.45)      (0.46)      (0.47)      (0.46)      (0.45)
   Dividends from net investment income .................... ---------    ---------   ---------   ---------   ---------   ---------
                                                                 (0.23)       (0.45)      (0.46)      (0.47)      (0.46)      (0.45)
     Total Dividends: ...................................... ---------    ---------   ---------   ---------   ---------   ---------
                                                                  0.05        (0.77)       0.28        0.31       (0.04)       0.86
Net increase (decrease) in net asset value ................. ---------    ---------   ---------   ---------   ---------   ---------
                                                             $    9.81    $    9.76   $   10.53   $   10.25   $    9.94   $    9.98
Net Asset Value, End of Period ............................. =========    =========   =========   =========   =========   =========


Total Return (1) ...........................................      2.89%**     (3.17)%      7.42%       8.06%       4.27%      14.72%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................... $  38,269    $  33,897   $  23,371   $  13,986   $  11,047   $   7,607
Ratios to average net assets:
   Net investment income including
       reimbursement/waiver ................................      4.70%*       4.36%       4.49%       4.57%       4.60%       4.73%
   Operating expenses including
     reimbursement/waiver ..................................      0.60%*       0.61%       0.60%       0.44%       0.48%       0.52%
   Operating expenses excluding
     reimbursement/waiver ..................................      1.00%*       1.01%       1.03%       1.01%       1.14%       1.31%
Portfolio Turnover Rate ....................................        20%**        34%         44%         48%         16%         19%


    *  Annualized.

   **  Not annualized.

  (1)  Calculation does not include the effect of any sales charge for Retail A Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000  (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.20, $0.39, $0.41, $0.39, $0.37 and $0.36, respectively.  Net investment income per share before  reimbursement/waiver of fees by the Investment  Advisor and/or  Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited)
       and the years  ended  October  31,  1999,  1998,  1997,  1996 and 1995 were  $0.21,  $0.41,  $0.42,  $0.40,  $0.40 and $0.38, respectively.


RHODE ISLAND MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES


                                                                                                                     PERIOD
                                                   SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,         ENDED
                                                    APRIL 30, 2000  ---------------------------------------------  OCTOBER 31,
                                                      (UNAUDITED)     1999        1998         1997        1996       1995(1)
                                                       ---------    ---------   ---------   ---------   ---------  ----------
Net Asset Value, Beginning of Period.............      $   10.36    $   11.18   $   10.91   $   10.65   $   10.67  $    10.00
                                                       ---------    ---------   ---------   ---------   ---------  ----------
Income from Investment Operations:
   Net investment income (A).....................           0.24         0.48        0.50        0.48        0.51        0.44
   Net realized and unrealized gain (loss)
     on investments..............................           0.06        (0.77)       0.29        0.32        0.03        0.67
                                                       ---------    ---------   ---------   ---------   ---------  ----------
       Total from Investment Operations:.........           0.30        (0.29)       0.79        0.80        0.54        1.11
                                                       ---------    ---------   ---------   ---------   ---------  ----------
Less Dividends:
   Dividends from net investment income..........          (0.24)       (0.48)      (0.50)      (0.50)      (0.51)      (0.44)
   Dividends from net realized capital gains.....              -        (0.05)      (0.02)      (0.04)      (0.05)        --
                                                       ---------    ---------   ---------   ---------   ---------  ----------
      Total Dividends:...........................          (0.24)       (0.53)      (0.52)      (0.54)      (0.56)      (0.44)
                                                       ---------    ---------   ---------   ---------   ---------  ----------
Net increase (decrease) in net asset value.......           0.06        (0.82)       0.27        0.26       (0.02)       0.67
                                                       ---------    ---------   ---------   ---------   ---------  ----------
Net Asset Value, End of Period...................      $   10.42    $   10.36   $   11.18   $   10.91   $   10.65  $    10.67
                                                       =========    =========   =========   =========   =========  ==========

Total Return (2).................................           2.92%**     (2.73)%      7.35%       7.78%       5.22%      11.29%**
Ratios/Supplemental Data:
Net Assets, End of Period (000's)................      $  23,672    $  19,833   $  20,210   $  17,134   $  14,900  $   10,850
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver........................           4.62%*       4.41%       4.52%       4.50%       4.78%       5.13%*
   Operating expenses including
     reimbursement/waiver........................           0.77%*       0.80%       0.81%       0.83%       0.77%       0.40%*
   Operating expenses excluding
     reimbursement/waiver........................           1.17%*       1.20%       1.23%       1.34%       1.34%       2.25%*
Portfolio Turnover Rate..........................             24%**        34%         41%         19%         13%         34%**

--------------------------------------------------------------

  *    Annualized

  **   Not Annualized

  (1)  The Fund commenced operations on December 20, 1994.

  (2)  Calculation does not include the effect of any sales charge for Retail A Shares.

  (A)  Net investment income per share before  reimbursement/waiver  of fees by the Investment Advisor and/or  Administrator for the six months  ended April 30, 2000  (unaudited),  the years ended  October 31, 1999,  1998,  1997 and 1996 and the period ended
       October 31, 1995 were $0.22, $0.44, $0.45, $0.43, $0.45 and $0.28, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

   The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds (individually, a "Fund", collectively, the "Funds") only.

   Each Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares), except for the Tax-Exempt Bond Fund, which is authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares), and the Rhode Island Municipal Bond Fund, which is authorized to issue three series of shares (Trust Shares, Retail A Shares and BKBShares). As of April 30, 2000, the Rhode Island Municipal Bond Fund has offered only Retail A Shares and BKB Shares and the Tax-Exempt Bond Fund has offered only Trust Shares, Retail A Shares and Retail B Shares. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKBShares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Prime A Shares are subject to a maximum 4.75% front-end sales charge, (iii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing and related fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, Prime B Shares will convert automatically to Prime A Shares. BKB Shares of the Rhode Island Municipal Bond Fund will convert to Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into the Trust provided that prior thereto the Board of Trustees of the Trust has determined that such conversion is in the best interest of the holders of such BKB Shares. No BKB Shares of the Rhode Island Municipal Bond Fund were issued prior to the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

   PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest and dividend income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

   DIVIDENDS  TO  SHAREHOLDERS:   Dividends  from  net  investment   income  are
determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

   Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax period ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

NOTES TO FINANCIAL STATEMENTS


   In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

   ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

   WHEN-ISSUED SECURITIES: Each Fund may purchase and sell securities, such as municipal obligations, on a "when-issued" basis. Delivery of the security and payment take place after the date of the commitment to purchase and such securities are subject to market fluctuations during this period. The fair value of these securities is determined in the same manner as other municipal obligations. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the when-issued commitment in a separate account.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION
   SHAREHOLDER SERVICES AND OTHER FEES

   The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See
Note 4).

   The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPCInc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to December 1,1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly owned subsidiary of PNCBank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

   In addition, PFPC Inc. also provides certain fund accounting, custody administration and transfer agency services in accordance with certain fee arrangements. Pursuant to such fee arrangements, PFPC Inc. compensates The Chase Manhattan Bank, the Trust's custodian bank, for its services.

   Provident Distributors, Inc. (the "Distributor"), serves as the exclusive distributor of the Trust's shares. Prior to December 1, 1999, First Data Distributors, Inc., a wholly-owned subsidiary of First Data Investor Services Group, Inc., acted as the exclusive distributor of the Trust's shares.

   The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers. No fees were charged under the Services Plan with respect to the Rhode Island Municipal Bond Fund for the six months ended April 30, 2000.

   The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B Shares of the Tax-Exempt Bond Fund. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and shareholder administrative sup-

NOTES TO FINANCIAL STATEMENTS

port services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Fund's outstanding Retail B Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions. For the six months ended April 30, 2000, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                 SERVICES          12B-1 PLAN
 FUND                              PLAN      SERVICES    DISTRIBUTION
 ----                             -------    --------    ------------
Tax-Exempt Bond ................  $16,377   $ 2,283        $10,622
New Jersey Municipal Bond .....       643       N/A            N/A
New York Municipal Bond ........   29,845       N/A            N/A
Connecticut Municipal Bond .....   18,883       N/A            N/A
Massachusetts Municipal Bond ...   24,512       N/A            N/A
Rhode Island Municipal Bond ....       --       N/A            N/A

   The Trust has adopted a Distribution Plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Tax-Exempt Bond Fund. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under the direction of the Board of Trustees, intends to limit the Fund's payments under the Prime A Shares Plan to an annual rate of not more than 0.25% of the average daily net assets of the Fund's outstanding Prime A Shares.

     The Trust has adopted a Distribution and Services Plan (the "Prime B Shares Plan") with respect to Prime B Shares of the Tax-Exempt Bond Fund. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Prime B Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, intends to limit the Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net assets of Prime B Shares owned of record or beneficially by customers of institutions. As of April 30, 2000, the Tax-Exempt Bond Fund had not commenced its offering of Prime A Shares and Prime B Shares.

   The Trust has adopted a shareholder services plan (the "BKB Plan") with respect to BKB Shares of the Rhode Island Municipal Bond Fund. The BKB Plan provides compensation to institutions (including Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own BKBShares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding BKB Shares of the Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the BKBPlan with respect to the Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding BKBShares beneficially owned by such customers. As of the date of this report, no payments have been made under the BKB Plan.

   Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. For the six months ended April 30, 2000, transfer agent charges for each series (other than Prime A Shares, Prime B Shares and BKB Shares, which had not been issued prior to the date of the report) were as follows:

FUND                              RETAIL A  RETAIL B    TRUST
----                              --------  --------    -----
Tax-Exempt Bond ................ $  3,546   $   916   $   955
New Jersey Municipal Bond ......    1,493       N/A       730
New York Municipal Bond ........    9,487       N/A       386
Connecticut Municipal Bond .....    4,461       N/A         6
Massachusetts Municipal Bond ...    4,775       N/A         4
Rhode Island Municipal Bond ....    2,624       N/A       N/A

   Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy

NOTES TO FINANCIAL STATEMENTS

Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

   Expenses for the six months ended April 30, 2000 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

   The Investment Advisor and the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and/or expense reimbursements at any time. For the six months ended April 30, 2000, the Investment Advisor and Administrator waived fees and/or reimbursed expenses with respect to the Funds as follows:

     FUND                             FEES WAIVED
    ------                            -----------
Tax-Exempt Bond.................       $ 180,194
New Jersey Municipal Bond.......          39,145
New York Municipal Bond.........          84,347
Connecticut Municipal Bond......          89,326
Massachusetts Municipal Bond....         146,298
Rhode Island Municipal Bond.....          45,079

                                       EXPENSES
     FUND                             REIMBURSED
    ------                            ----------
New York Municipal Bond.........       $   2,962

5. SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty classes of shares, each consisting of one or more series.

   Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, BKB Shares of a Fund bear the expense of payments under the BKB Plan and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of a Fund each bear series specific transfer agent charges) and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

   Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6. PURCHASES AND SALES OF SECURITIES

   The cost of purchases and proceeds from sales of securities, other than short-term investments, for the six months ended April 30, 2000 were as follows:

FUND                              PURCHASES       SALES
----                              ---------       -----
Tax-Exempt Bond................  $42,655,219   $29,823,681
New Jersey Municipal Bond......    4,742,308     4,303,702
New York Municipal Bond........   17,789,277    13,192,660
Connecticut Municipal Bond.....    6,654,283     6,084,409
Massachusetts Municipal Bond...   14,376,369    16,166,072
Rhode Island Municipal Bond....    8,592,196     5,200,910

   The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at April 30, 2000 for each Fund is as follows:

FUND                             APPRECIATION (DEPRECIATION)
----                             ------------ --------------
Tax-Exempt Bond ...............   $1,435,865  $(5,257,829)
New Jersey Municipal Bond .....       12,977     (314,148)
New York Municipal Bond .......      883,944   (2,565,585)
Connecticut Municipal Bond ....      362,820     (915,734)
Massachusetts Municipal Bond ..      374,073   (2,181,003)
Rhode Island Municipal Bond ...      305,280     (587,712)

FUND                                  NET          COST
----                                 -----         ----
Tax-Exempt Bond ............... $(3,821,964)  $  183,053,727
New Jersey Municipal Bond .....    (301,171)       9,118,184
New York Municipal Bond .......  (1,681,641)      85,096,498
Connecticut Municipal Bond ....    (552,914)      43,887,709
Massachusetts Municipal Bond ..  (1,806,930)      73,031,312
Rhode Island Municipal Bond ...    (282,432)      23,673,493

7. CAPITAL LOSS CARRYFORWARD

  At October 31, 1999, the following Funds had capital loss carryforwards:

FUND                                 AMOUNT     EXPIRATION
----                                 ------     ----------
Tax-Exempt Bond ...............     $78,657       2007
New Jersey Municipal Bond .....         687       2006
                                     44,349       2007
New York Municipal Bond .......     263,502       2003
                                     16,589       2004
Connecticut Municipal Bond ....      31,295       2002
                                    685,391       2003
                                     82,263       2005
                                     23,141       2007
Massachusetts Municipal Bond ..     286,989       2003
                                     65,783       2007
Rhode Island Municipal Bond ...      76,090       2007

NOTES TO FINANCIAL STATEMENTS

8. CONCENTRATION OF CREDIT

   The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds invest primarily in debt obligations issued by the State of New Jersey, the State of New York, the State of Connecticut, the Commonwealth of Massachusetts and the State of Rhode Island, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds, as non-diversified investment portfolios, are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

9. LINE OF CREDIT

   Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is computed daily and paid quarterly at an annual rate of 0.10%, and allocated among the Funds based on average daily net assets. For the period ended April 30, 2000, no borrowings have been made by the Funds against the line of credit.

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